================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.  23   (File No. 33-47302)                  /X/

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


     Amendment No.  25  (File No. 811-3217)                                  /X/

  RiverSource Account F
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

  RiverSource Life Insurance Company
--------------------------------------------------------------------------------
                              (Name of Depositor)

70100 Ameriprise Financial Center, Minneapolis, MN                         55474
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code     (612) 678-4177

Dixie Carroll, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on April 30, 2012 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for previously filed post-effective amendment.
================================================================================

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R)

GROUP VARIABLE ANNUITY CONTRACT

GROUP UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Home Office)



            ameriprise.com/variableannuities
            RIVERSOURCE ACCOUNT F

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. A prospectus is also available for the Columbia Funds Variable Series Trust II. Please read the prospectuses carefully and keep them for future reference. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the Code).


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    4
EXPENSE SUMMARY........................................    5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............    8
FINANCIAL STATEMENTS...................................    8
THE VARIABLE ACCOUNT AND THE FUNDS.....................    9
THE FIXED ACCOUNT......................................   11
BUYING THE CONTRACT....................................   12
CHARGES................................................   12
VALUING THE INVESTMENT.................................   14
WITHDRAWALS, LOANS AND CONVERSIONS.....................   14
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT
  TERMINATION..........................................   15
CHANGING OWNERSHIP.....................................   20
THE ANNUITY PAYOUT PERIOD..............................   20
TAXES..................................................   21
VOTING RIGHTS..........................................   22
OTHER CONTRACTUAL PROVISIONS...........................   22
RECORDKEEPING SERVICES.................................   23
ABOUT THE SERVICE PROVIDERS............................   23
ADDITIONAL INFORMATION.................................   24
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION..........................................   25






2  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our home office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone, you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by fax, the time printed on your fax must be before the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If the time printed on your fax is at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  3

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (see "Buying the Contract")

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (see "Withdrawals, Loans and Conversions")

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (see "Withdrawals, Loans and Conversions")

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (see "Withdrawals, Loans and Conversions")

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (see "Contract Transfer, Market Value Adjustment and Contract Termination")

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (see "Withdrawals by owner for transfer of Funds")

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (see "Market Value Adjustment")

Under certain circumstances, we may terminate the contract. (see "Contract Termination")

PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

- guaranteed investment contracts;

- bank investment contracts;

- annuity contracts with fixed and/or variable accounts; or

- funding vehicles providing a guarantee of principal. (see "Contract Termination")

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (see "Changing Ownership")



4  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (see "The Annuity Payout Period")

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (see "Taxes")

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (see "Record Keeping Services")

LIMITATIONS ON USE OF CONTRACTS: if mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE
(contingent deferred sales load as a percentage of amount withdrawn)

                                                               WITHDRAWAL CHARGE
                 CONTRACT YEAR                                    PERCENTAGE
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                 Guaranteed:  $1,000 ($250 per quarter)
                                                                  Current:      $500 ($125 per quarter)


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)


 MORTALITY AND EXPENSE RISK FEE                                                   1%





                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  5

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.


 MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                              MINIMUM              MAXIMUM
Total expenses before fee waivers and/or expense
  reimbursements                                                0.60%                1.13%




(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. The funds also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in those funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments may be significant. See "The Variable Account and the Funds" for additional information. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                                        GROSS
                                                                                       ACQUIRED FUND    TOTAL
                                                    MANAGEMENT    12B-1      OTHER        FEES AND     ANNUAL
                     FUND NAME                         FEES        FEES    EXPENSES      EXPENSES**   EXPENSES

Columbia Variable Portfolio - Balanced Fund                                                             0.93%(1)
  (Class 3)                                            0.64%       0.13%     0.16%            --%

Columbia Variable Portfolio - Cash Management                                                           0.60(1)
  Fund (Class 3)                                       0.33        0.13      0.14             --

Columbia Variable Portfolio - Diversified Bond                                                          0.67
  Fund (Class 3)                                       0.41        0.13      0.13             --

Columbia Variable Portfolio - Dynamic Equity Fund                                                       0.96
  (Class 3)                                            0.66        0.13      0.16           0.01

Columbia Variable Portfolio - Global Bond Fund                                                          0.84
  (Class 3)                                            0.55        0.13      0.16             --

Columbia Variable Portfolio - High Yield Bond                                                           0.88(1)
  Fund (Class 3)                                       0.58        0.13      0.17             --

Columbia Variable Portfolio - International                                                             1.13
  Opportunity Fund (Class 3)                           0.79        0.13      0.21             --

Columbia Variable Portfolio - Mid Cap Growth                                                            1.06(1)
  Opportunity Fund (Class 3)                           0.76        0.13      0.17             --






    *The Funds provided the information on their expenses and we have not independently verified the information.


   **Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).



   (1) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.585% for Columbia Variable Portfolio - Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3) and 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3).




6  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES.* This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be lower, based on this assumption your costs would be:


                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
       IF YOU WITHDRAW YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
 AT THE END OF THE APPLICABLE TIME PERIOD:          AT THE END OF THE APPLICABLE TIME PERIOD:
  1 YEAR    3 YEARS     5 YEARS   10 YEARS           1 YEAR     3 YEARS    5 YEARS   10 YEARS
  $1,775     $3,997      $6,116    $11,422           $1,218     $3,607     $5,930     $11,422



MINIMUM EXPENSES.** This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher, based on this assumption your costs would be:


                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
       IF YOU WITHDRAW YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
 AT THE END OF THE APPLICABLE TIME PERIOD:          AT THE END OF THE APPLICABLE TIME PERIOD:
1 YEAR      3 YEARS     5 YEARS   10 YEARS           1 YEAR     3 YEARS    5 YEARS   10 YEARS
  $1,254     $2,458      $3,566    $6,507             $664      $1,984     $3,292     $6,507




    * In these examples, the contract administrative charge is $1,000.

**    In these examples, the contract administrative charge is $500.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.




YEAR ENDED DEC. 31,                         2011     2010     2009     2008     2007     2006     2005     2004     2003     2002
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (4/30/1986)
Accumulation unit value at beginning of
  period                                    $4.87    $4.37    $3.56    $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92
Accumulation unit value at end of period    $4.94    $4.87    $4.37    $3.56    $5.12    $5.09    $4.49    $4.37    $4.02    $3.38
Number of accumulation units outstanding
  at end of period (000 omitted)           85,342   98,195  114,606  136,181  171,598  215,043  291,684  372,907  452,913  559,481
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (10/13/1981)
Accumulation unit value at beginning of
  period                                    $3.08    $3.11    $3.14    $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86
Accumulation unit value at end of period    $3.05    $3.08    $3.11    $3.14    $3.10    $2.99    $2.89    $2.84    $2.85    $2.87
Number of accumulation units outstanding
  at end of period (000 omitted)           10,112   12,490   18,080   29,776   30,042   26,571   22,186   29,769   46,633   78,538
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (10/13/1981)
Accumulation unit value at beginning of
  period                                    $8.10    $7.55    $6.67    $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91
Accumulation unit value at end of period    $8.56    $8.10    $7.55    $6.67    $7.19    $6.90    $6.68    $6.61    $6.38    $6.17
Number of accumulation units outstanding
  at end of period (000 omitted)           26,406   30,937   35,631   39,953   46,543   55,305   72,737   91,275  116,954  152,852
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (10/13/1981)
Accumulation unit value at beginning of
  period                                    $8.47    $7.29    $5.93   $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19
Accumulation unit value at end of period    $8.83    $8.47    $7.29    $5.93   $10.36   $10.17    $8.91    $8.48    $8.09    $6.32
Number of accumulation units outstanding
  at end of period (000 omitted)           53,730   61,965   72,745   86,153  109,144  140,874  133,911  174,870  209,699  254,879
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (5/1/1996)
Accumulation unit value at beginning of
  period                                    $1.93    $1.83    $1.66    $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14
Accumulation unit value at end of period    $2.00    $1.93    $1.83    $1.66    $1.68    $1.58    $1.49    $1.59    $1.46    $1.30
Number of accumulation units outstanding
  at end of period (000 omitted)           15,112   17,789   19,806   23,087   23,737   27,863   39,541   43,302   46,753   50,932
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (5/1/1996)
Accumulation unit value at beginning of
  period                                    $2.01    $1.78    $1.17    $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10
Accumulation unit value at end of period    $2.10    $2.01    $1.78    $1.17    $1.58    $1.57    $1.43    $1.39    $1.26    $1.01
Number of accumulation units outstanding
  at end of period (000 omitted)           22,877   26,363   30,657   32,524   44,452   61,513   91,388  121,607  137,684  135,204
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (1/13/1992)
Accumulation unit value at beginning of
  period                                    $2.04    $1.81    $1.44    $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32
Accumulation unit value at end of period    $1.77    $2.04    $1.81    $1.44    $2.43    $2.18    $1.77    $1.57    $1.35    $1.07
Number of accumulation units outstanding
  at end of period (000 omitted)           94,035  112,060  133,233  159,052  200,695  250,536  319,427  371,979  415,319  509,030
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/1/2001)
Accumulation unit value at beginning of
  period                                    $1.48    $1.18    $0.73    $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99
Accumulation unit value at end of period    $1.25    $1.48    $1.18    $0.73    $1.34    $1.19    $1.20    $1.10    $1.02    $0.84
Number of accumulation units outstanding
  at end of period (000 omitted)          127,098  148,423  174,431  202,409  251,387  333,466  104,033  121,270  110,323   76,368
----------------------------------------------------------------------------------------------------------------------------------



FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.



8  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). The funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes including:

  - Compensating, training and educating sales representatives who sell the contracts.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  9

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM THE FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



10  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


----------------------------------------------------------------------------------------
                                INVESTMENT OBJECTIVE AND
INVESTING IN                    POLICIES                           INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable               Seeks maximum total investment     Columbia Management
Portfolio - Balanced Fund       return through a combination of    Investment Advisers,
(Class 3)                       capital growth and current         LLC
                                income.
----------------------------------------------------------------------------------------
Columbia Variable               Seeks maximum current income       Columbia Management
Portfolio - Cash Management     consistent with liquidity and      Investment Advisers,
Fund (Class 3)                  stability of principal.            LLC
----------------------------------------------------------------------------------------
Columbia Variable               Seeks high level of current        Columbia Management
Portfolio - Diversified Bond    income while attempting to         Investment Advisers,
Fund (Class 3)                  conserve the value of the          LLC
                                investment for the longest
                                period of time.
----------------------------------------------------------------------------------------
Columbia Variable               Seeks capital appreciation.        Columbia Management
Portfolio - Dynamic Equity                                         Investment Advisers,
Fund (Class 3)                                                     LLC
----------------------------------------------------------------------------------------
Columbia Variable               Non-diversified fund that seeks    Columbia Management
Portfolio - Global Bond Fund    high total return through income   Investment Advisers,
(Class 3)                       and growth of capital.             LLC
----------------------------------------------------------------------------------------
Columbia Variable               Seeks high current income, with    Columbia Management
Portfolio - High Yield Bond     capital growth as a secondary      Investment Advisers,
Fund (Class 3)                  objective.                         LLC
----------------------------------------------------------------------------------------
Columbia Variable               Seeks capital appreciation.        Columbia Management
Portfolio - International                                          Investment Advisers,
Opportunity Fund (Class 3)                                         LLC, adviser;
                                                                   Threadneedle
                                                                   International
                                                                   Limited, an indirect
                                                                   wholly-owned
                                                                   subsidiary of
                                                                   Ameriprise Financial,
                                                                   sub-adviser.
----------------------------------------------------------------------------------------
Columbia Variable               Seeks growth of capital.           Columbia Management
Portfolio - Mid Cap Growth                                         Investment Advisers,
Opportunity Fund (Class 3)                                         LLC
----------------------------------------------------------------------------------------



THE FIXED ACCOUNT

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our company's revenues and expenses.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  11

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by RiverSource Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our home office. However,we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

A sales representative can help set up participant salary reduction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.



12  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                            WITHDRAWAL CHARGE AS A
                 CONTRACT YEAR                          PERCENTAGE OF AMOUNT WITHDRAWN
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE
Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

      AMOUNT REQUESTED                                        $1,000
  -------------------------                OR                -------  =    $1,063.83
  1.00 - WITHDRAWAL CHARGE                                     .94



By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

- attains age 59 1/2;

- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

- retires under the plan after age 55;

- becomes disabled (as defined by the Code);

- dies;

- encounters financial hardship as permitted under the plan and the Code;

- receives a loan as requested by the owner; or

- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  13

VALUING THE INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to the contract for that subaccount. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the subaccount expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and a deduction of:

- a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.



14  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

- You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

- payable to you.

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

- the withdrawal amount includes a purchase payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payment for the protection of security holders.

Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges - Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

- the termination of participant's employment; or

- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more subaccounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However,


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 15 if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request in good order at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request in good order at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST MAY ADOPT THEIR OWN MARKET TIMING POLICIES AND PROCEDURES THAT MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful,such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.



16  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

In addition, any restrictions imposed by the plan will apply.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification,restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE,WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, THE UNDERLYING FUNDS MAY HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may in the future also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUND AND THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER THE UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

* Failure to provide Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 17 return the contract. You may have to pay withdrawal charges (see
"Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.") You must provide us with a written request to make such a withdrawal. This written request must be sent to our home office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                                        PERCENTAGE OF THEN REMAINING
              INSTALLMENT PAYMENT                          CONTRACT VALUE BALANCE
                       1                                             20%
                       2                                             25
                       3                                             33
                       4                                             50
                       5                                            100


  We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment". We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions - Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

- you withdraw the total contract value to transfer that value to another funding vehicle;

- you make a total withdrawal of the fixed account contract value; or

- we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:


A    =    the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

A    =    the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

A    =    the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:




                 CONTRACT YEAR                                  ANNUITY FACTOR
                      1-3                                             6.0
                      4-6                                             5.0
                      7+                                              4.0





18  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

The following examples show a downward and upward MVA.

1. Assume: contract effective date of Oct. 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                         PURCHASE                                           ACCUMULATION
 YEAR                                                    PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
 1                                                        $10,000          6.50%             6.25%            $12,560
 2                                                          8,000          6.00              6.25               9,870
 3                                                         12,000          6.25              6.25              13,960
 4                                                         15,000          7.50              6.75              16,660
 5                                                         20,000          6.50              6.50              20,640



Total accumulation account value      =    $   73,690
Withdrawal charge = .03 x 73,690      =         2,211
Fixed account value = 73,690 -
  2,211                               =        71,479
Weighted average interest rate        =         6.433%
Interest rate on new purchase
  payments                            =         6.750
MVA = $71,479 x (.06433 - .06750) x
  5.0                                 =    $(1,132.94)
Market value = 71,479 - 1,132.94      =     70,346.06


2. Assume: contract effective date of Jan. 15, 1994
   contract termination date of Sept. 20, 1996 contract year at termination is three

                                                         PURCHASE                                           ACCUMULATION
YEAR                                                     PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
1                                                         $15,000          7.00%             6.25%            $17,710
2                                                          20,000          6.50              6.00              22,140
3                                                          25,000          5.50              5.50              25,910



Total accumulation account value      =    $   65,760
Withdrawal charge = .05 x 65,760      =         3,288
Fixed account value = 65,760 -
  3,288                               =        62,472
Weighted average interest rate        =         5.870%
Interest rate on new purchase
  payments                            =         5.250
MVA = $62,472 x (.05870 - .05250) x
  6                                   =    $ 2,323.96
Market value = 62,472 + 2,323.96      =     64,795.96


No MVA applies if:

- you make a partial withdrawal of the fixed account contract value;

- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

- you change to a record-keeper not approved by us.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  19

If we waive our rights to terminate the contract under any provision of this section at any time,such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract,for the reasons noted above, at any future time.

PROCEDURES AT CONTRACT TERMINATION

On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charge, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:

- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.



20  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

TAXES


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when a taxable distribution (or deemed distribution) to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (RMDs) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor for an explanation of the potential tax implications to you.

MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant's tax due for the year and the participant will take credit for these amounts when filing an annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise when:

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

- the payout is an RMD as defined under the Code;

- the payout is a 457 non-governmental plan distribution;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  21

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty generally will not apply to any amount received by the participant or designated beneficiary:

- because of the participant's death;

- because the participant becomes disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);




- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or


- if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the subaccounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

- is necessary to make the contract or the subaccounts comply with any law or regulation issued by a governmental agency to which we or the subaccounts are subject;

- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

- is necessary to reflect a change in the subaccounts; or

- provides additional accumulation options for the subaccounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.



22  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

RECORDKEEPING SERVICES

We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.00% of purchase payments on the contract as well as service/trail commissions of up to 0.50% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

INVESTMENTS BY RIVERSOURCE LIFE

RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 23 securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.

LEGAL PROCEEDINGS


Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investor Relations" at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E.,Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



24  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2011.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firms....................................  p.  5
Financial Statements






                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  25

(RIVERSOURCE ANNUITIES LOGO)


RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919



    RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
     RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.

     (C) 2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6156 Z (4/12)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                     RIVERSOURCE(R) EMPLOYEE BENEFIT ANNUITY



                         RIVERSOURCE(R) FLEXIBLE ANNUITY



                 RIVERSOURCE(R) GROUP VARIABLE ANNUITY CONTRACT



               RIVERSOURCE(R) VARIABLE RETIREMENT AND COMBINATION

                              RETIREMENT ANNUITIES



                              RIVERSOURCE ACCOUNT F

  (previously IDS Life Accounts F, G, H, IZ, KZ, LZ, N, PZ, QZ, RZ, SZ and TZ)

                                 APRIL 30, 2012


RiverSource Account F is a separate account established and maintained by RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919



S-6323 K (4/12)

TABLE OF CONTENTS


Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2011.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firms..................................   p.  5
Financial Statements





 2    RIVERSOURCE ACCOUNT F

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS
For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date by;

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.


                                                     RIVERSOURCE ACCOUNT F    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


REVENUES RECEIVED DURING CALENDAR YEAR 2011



The following table shows the funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to RiverSource Life Insurance Company and its affiliates in 2011. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.



------------------------------------------------------------------------------------------
Affiliated Funds*                                                             $375,323,649
Fidelity(R) Variable Insurance Products                                       $ 11,211,449
Oppenheimer Variable Account Funds                                            $  7,731,600
Invesco Variable Insurance Funds/Invesco Van Kampen Variable Insurance Funds  $  6,416,521
AllianceBernstein Variable Products Series Fund, Inc.                         $  3,863,548
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $  3,689,040
American Century(R) Variable Portfolios, Inc.                                 $  3,226,293
Wells Fargo Advantage Variable Trust Funds                                    $  2,668,938
MFS(R) Variable Insurance Trust(SM)                                           $  2,652,876
Goldman Sachs Variable Insurance Trust                                        $  2,628,979
Janus Aspen Series                                                            $  2,104,576
Eaton Vance Variable Trust                                                    $  1,540,399
PIMCO Variable Insurance Trust                                                $  1,511,877
Morgan Stanley UIF                                                            $  1,222,625
Credit Suisse Trust                                                           $    967,210
Putnam Variable Trust                                                         $    886,796
Royce Capital Fund                                                            $    333,149
Third Avenue Variable Series Trust                                            $    284,955
Neuberger Berman Advisers Management Trust                                    $    141,445
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $    110,050
Calvert Variable Series, Inc.                                                 $    104,488
Legg Mason Partners Variable Portfolios                                       $     41,396
Lincoln Variable Insurance Products Trust                                     $      2,074
Lazard Retirement Series, Inc.                                                $      1,336
J.P. Morgan Series Trust II                                                   $      1,145
------------------------------------------------------------------------------------------




* Affiliated Funds include funds offered under: Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II and Wanger Advisors Trust.



 4    RIVERSOURCE ACCOUNT F

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.



The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2011 was $411,317,776, in 2010 was $391,347,519, and in 2009 was $307,628,681.
RiverSource Distributors retained no underwriting commissions from the sale of the contracts.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS





The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2011 and for the period then ended and the financial statements of each of the divisions of RiverSource Account F as of December 31, 2011 and for the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.



The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2010 and for the two years in the period then ended and the statements of changes in net assets of each of the divisions of RiverSource Account F for the periods ended December 31, 2010, as disclosed in the financial statements included in this Statement of Additional Information have been included in reliance on the reports of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



                                                     RIVERSOURCE ACCOUNT F    5

ANNUAL FINANCIAL INFORMATION


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF

RIVERSOURCE LIFE INSURANCE COMPANY


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource Account F (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, at December 31, 2011, the results of their operations for the period then ended, and the changes in their net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the affiliated and unaffiliated mutual fund managers, provides a reasonable basis for our opinion.




PricewaterhouseCoopers LLP

April 20, 2012





 6    RIVERSOURCE ACCOUNT F

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS



RIVERSOURCE LIFE INSURANCE COMPANY



We have audited the accompanying individual statements of changes in net assets of the divisions of RiverSource Account F (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, for the year ended December 31, 2010. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the changes in net assets of the divisions of RiverSource Account F, referred to in Note 1, for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.


                                        (-s- ERNEST &YOUNG LLP)


Minneapolis, Minnesota


April 22, 2011



                                                     RIVERSOURCE ACCOUNT F    7

STATEMENTS OF ASSETS AND LIABILITIES

                                                AB VPS              COL VP    COL VP    COL VP
                                                GRO &     COL VP     CASH      DIV      DIV EQ
                                                 INC,      BAL,     MGMT,     BOND,      INC,
DEC. 31, 2011                                    CL B      CL 3      CL 3      CL 3      CL 3
 ASSETS
                                               $34,24-   $430,7-   $31,14-   $229,5-   $120,8-
Investments, at fair value(1),(2)                3,840    24,073     4,649    07,705    26,907
Dividends receivable                                --        --        17        --        --
Accounts receivable from RiverSource Life for
  contract purchase payments                    24,192        --        --        --        --
Receivable for share redemptions                28,245        --        --        --        --
----------------------------------------------------------------------------------------------
                                                34,29-    430,7-    31,14-    229,5-    120,8-
Total assets                                     6,277    24,073     4,666    07,705    26,907
----------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
                                                          355,3-              189,1-
    Mortality and expense risk fee              28,245        49    25,808        39    99,868
                                                          138,3-
    Contract terminations                           --        34    71,369    10,698    75,687
Payable for investments purchased               24,192        --        --        --        --
----------------------------------------------------------------------------------------------
                                                          493,6-              199,8-    175,5-
Total liabilities                               52,437        83    97,177        37        55
----------------------------------------------------------------------------------------------
Net assets applicable to contracts in           33,49-    421,4-    30,87-    225,9-    118,9-
  accumulation period                            7,266    90,013     3,423    91,933    11,701
Net assets applicable to contracts in payment   746,5-    8,740-    174,0-    3,315-    1,739-
  period                                            74      ,377        66      ,935      ,651
----------------------------------------------------------------------------------------------
                                               $34,24-   $430,2-   $31,04-   $229,3-   $120,6-
Total net assets                                 3,840    30,390     7,489    07,868    51,352
----------------------------------------------------------------------------------------------
                                                1,917-    30,41-    31,14-    20,49-    9,658-
(1) Investment shares                             ,348     8,367     4,649     1,759      ,426
                                               $40,16-   $447,7-   $31,13-   $223,9-   $112,3-
(2) Investments, at cost                         6,549    09,758     3,921    50,383    36,223
----------------------------------------------------------------------------------------------



                                                                    COL VP
                                                          COL VP      HI      COL VP    COL VP
                                                COL VP    GLOBAL    YIELD      INTL     LG CAP
                                               DYN EQ,    BOND,     BOND,      OPP,      GRO,
DEC. 31, 2011 (CONTINUED)                        CL 3      CL 3      CL 3      CL 3      CL 3
 ASSETS
                                               $484,1-   $30,63-   $49,54-   $168,8-   $22,54-
Investments, at fair value(1),(2)               90,877     4,497     4,350    89,456     0,096
Dividends receivable                                --        --        --        --        --
Accounts receivable from RiverSource Life for
  contract purchase payments                        --        --        --        --        --
Receivable for share redemptions                    --        --        --        --        --
----------------------------------------------------------------------------------------------
                                                484,1-    30,63-    49,54-    168,8-    22,54-
Total assets                                    90,877     4,497     4,350    89,456     0,096
----------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
                                                399,7-                        139,9-
    Mortality and expense risk fee                  72    25,248    40,780        45    18,658
                                                166,9-                        121,4-
    Contract terminations                           27    10,341    36,773        89    16,548
Payable for investments purchased                   --        --        --        --        --
----------------------------------------------------------------------------------------------
                                                566,6-                        261,4-
Total liabilities                                   99    35,589    77,553        34    35,206
----------------------------------------------------------------------------------------------
Net assets applicable to contracts in           474,3-    30,25-    48,11-    166,6-    22,09-
  accumulation period                           44,201     8,643     3,203    72,748     9,080
Net assets applicable to contracts in payment   9,279-    340,2-    1,353-    1,955-    405,8-
  period                                          ,977        65      ,594      ,274        10
----------------------------------------------------------------------------------------------
                                               $483,6-   $30,59-   $49,46-   $168,6-   $22,50-
Total net assets                                24,178     8,908     6,797    28,022     4,890
----------------------------------------------------------------------------------------------
                                                23,81-    2,585-    7,361-    16,17-    3,415-
(1) Investment shares                            6,570      ,190      ,716     7,151      ,166
                                               $561,6-   $27,87-   $47,65-   $162,9-   $21,07-
(2) Investments, at cost                        60,739     3,079     1,622    49,240     2,178
----------------------------------------------------------------------------------------------




 8    RIVERSOURCE ACCOUNT F

                                                                              COL VP    WF ADV
                                                                             MID CAP      VT
                                                                               GRO      SM CAP
                                                                             OPP, CL     GRO,
DEC. 31, 2011 (CONTINUED)                                                       3        CL 2
 ASSETS
                                                                             $161,0-   $35,49-
Investments, at fair value(1),(2)                                             21,296     1,014
Dividends receivable                                                              --        --
Accounts receivable from RiverSource Life for
  contract purchase payments                                                      --        --
Receivable for share redemptions                                                  --    61,689
----------------------------------------------------------------------------------------------
                                                                              161,0-    35,55-
Total assets                                                                  21,296     2,703
----------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
                                                                              133,2-
    Mortality and expense risk fee                                                19    29,440
    Contract terminations                                                     88,177    32,249
Payable for investments purchased                                                 --        --
----------------------------------------------------------------------------------------------
                                                                              221,3-
Total liabilities                                                                 96    61,689
----------------------------------------------------------------------------------------------
Net assets applicable to contracts in                                         158,3-    35,06-
  accumulation period                                                         46,150     8,969
Net assets applicable to contracts in payment                                 2,453-    422,0-
  period                                                                        ,750        45
----------------------------------------------------------------------------------------------
                                                                             $160,7-   $35,49-
Total net assets                                                              99,900     1,014
----------------------------------------------------------------------------------------------
                                                                              13,04-    4,621-
(1) Investment shares                                                          8,727      ,226
                                                                             $153,3-   $31,69-
(2) Investments, at cost                                                      72,322     1,162
----------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                                                     RIVERSOURCE ACCOUNT F    9

STATEMENTS OF OPERATIONS




                                                AB VPS              COL VP    COL VP    COL VP
                                                GRO &     COL VP     CASH      DIV      DIV EQ
                                                 INC,      BAL,     MGMT,     BOND,      INC,
YEAR ENDED DEC. 31, 2011                         CL B      CL 3      CL 3      CL 3      CL 3
 INVESTMENT INCOME
                                               $401,3-                       $10,75-
Dividend income                                     70   $    --   $ 3,500     6,454   $    --
                                                368,0-    4,646-    349,0-    2,387-    1,415-
Variable account expenses                           54      ,289        41      ,022      ,743
----------------------------------------------------------------------------------------------
                                                          (4,64-    (345,-    8,369-    (1,41-
Investment income (loss) -- net                 33,316     6,289)      541)     ,432     5,743)
----------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
                                                6,073-    69,61-    13,04-    41,21-    29,10-
    Proceeds from sales                           ,400     6,804     7,570     4,343     3,649
                                                7,232-    72,56-    13,04-    40,65-    25,90-
    Cost of investments sold                      ,719     8,989     2,717     2,035     9,912
----------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of            (1,15-    (2,95-              562,3-    3,193-
  investments                                    9,319)    2,185)    4,853        08      ,737
Distributions from capital gains                    --        --        --        --        --
Net change in unrealized appreciation or        2,950-    14,41-              4,090-    (9,79-
  depreciation of investments                     ,910     1,560    (4,853)     ,171     9,013)
----------------------------------------------------------------------------------------------
                                                1,791-    11,45-              4,652-    (6,60-
Net gain (loss) on investments                    ,591     9,375        --      ,479     5,276)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          $1,824-   $6,813-   $(345,-   $13,02-   $(8,02-
  resulting from operations                       ,907      ,086       541)    1,911     1,019)
----------------------------------------------------------------------------------------------






                                                                    COL VP
                                                          COL VP      HI      COL VP    COL VP
                                                COL VP    GLOBAL    YIELD      INTL     LG CAP
                                               DYN EQ,    BOND,     BOND,      OPP,      GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)             CL 3      CL 3      CL 3      CL 3      CL 3
 INVESTMENT INCOME
                                                         $930,8-   $4,305-   $2,761-
Dividend income                                $    --        59      ,117      ,992   $    --
                                                5,200-    328,0-    523,6-    2,093-    266,5-
Variable account expenses                         ,473        51        32      ,091        30
----------------------------------------------------------------------------------------------
                                                (5,20-    602,8-    3,781-    668,9-    (266,-
Investment income (loss) -- net                  0,473)       08      ,485        01       530)
----------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
                                                79,01-    6,470-    9,015-    38,42-    5,561-
    Proceeds from sales                          7,622      ,356      ,193     8,951      ,175
                                                92,84-    5,824-    8,510-    32,83-    4,969-
    Cost of investments sold                     2,108      ,462      ,606     8,918      ,211
----------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of            (13,8-    645,8-    504,5-    5,590-    591,9-
  investments                                   24,486)       94        87      ,033        64
                                                          160,9-
Distributions from capital gains                    --        98        --        --        --
Net change in unrealized appreciation or        40,82-    (167,-    (1,89-    (33,0-    (1,29-
  depreciation of investments                    8,626       897)    8,274)   56,617)    3,381)
----------------------------------------------------------------------------------------------
                                                27,00-    638,9-    (1,39-    (27,4-    (701,-
Net gain (loss) on investments                   4,140        95     3,687)   66,584)      417)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          $21,80-   $1,241-   $2,387-   $(26,7-   $(967,-
  resulting from operations                      3,667      ,803      ,798    97,683)      947)
----------------------------------------------------------------------------------------------






                                                                              COL VP    WF ADV
                                                                             MID CAP      VT
                                                                               GRO      SM CAP
                                                                               OPP,      GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                           CL 3      CL 2
 INVESTMENT INCOME
Dividend income                                                              $    --   $    --
                                                                              1,988-    413,9-
Variable account expenses                                                       ,827        32
----------------------------------------------------------------------------------------------
                                                                              (1,98-    (413,-
Investment income (loss) -- net                                                8,827)      932)
----------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
                                                                              32,90-    9,292-
    Proceeds from sales                                                        8,620      ,649
                                                                              27,54-    8,148-
    Cost of investments sold                                                   9,453      ,401
----------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of                                          5,359-    1,144-
  investments                                                                   ,167      ,248
Distributions from capital gains                                                  --        --
Net change in unrealized appreciation or                                      (35,0-    (3,12-
  depreciation of investments                                                 63,911)    5,070)
----------------------------------------------------------------------------------------------
                                                                              (29,7-    (1,98-
Net gain (loss) on investments                                                04,744)    0,822)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        $(31,6-   $(2,39-
  resulting from operations                                                   93,571)    4,754)
----------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 10    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                    AB VPS        COL VP         COL VP        COL VP         COL VP
                                                  GRO & INC,       BAL,        CASH MGMT,     DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2011                             CL B          CL 3           CL 3          CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $    33,316   $ (4,646,289)  $  (345,541)  $  8,369,432   $ (1,415,743)
Net realized gain (loss) on sales of
  investments                                     (1,159,319)    (2,952,185)        4,853        562,308      3,193,737
Distributions from capital gains                          --             --            --             --             --
Net change in unrealized appreciation or
  depreciation of investments                      2,950,910     14,411,560        (4,853)     4,090,171     (9,799,013)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  1,824,907      6,813,086      (345,541)    13,021,911     (8,021,019)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           528,737      4,296,654       733,252      1,907,145      1,608,120
Net transfers(1)                                    (522,901)   (12,507,114)    1,144,581     (6,402,843)    (7,926,225)
Transfers for policy loans                            91,971        633,913        58,674        273,280        247,995
Adjustments to net assets allocated to
  contracts in payment period                        (89,780)    (1,161,529)      (31,630)      (488,301)      (232,790)
Contract charges                                     (32,149)      (461,568)      (36,689)      (217,997)      (124,314)
Contract terminations:
    Surrender benefits                            (4,994,555)   (48,889,244)   (8,559,069)   (28,708,223)   (19,928,246)
    Death benefits                                  (208,429)    (6,115,295)     (634,978)    (4,327,277)      (989,000)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (5,227,106)   (64,204,183)   (7,325,859)   (37,964,216)   (27,344,460)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   37,646,039    487,621,487    38,718,889    254,250,173    156,016,831
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $34,243,840   $430,230,390   $31,047,489   $229,307,868   $120,651,352
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            36,982,715     98,194,863    12,489,692     30,937,486    100,808,738
Contract purchase payments                           509,720        868,611       239,176        229,682      1,063,107
Net transfers(1)                                    (514,574)    (2,650,536)      371,710       (791,875)    (5,440,466)
Transfers for policy loans                            91,033        128,621        19,116         33,096        168,086
Contract charges                                     (31,166)       (93,604)      (11,998)       (26,307)       (82,787)
Contract terminations:
    Surrender benefits                            (4,797,895)    (9,815,647)   (2,787,160)    (3,442,754)   (13,078,228)
    Death benefits                                  (226,587)    (1,289,998)     (208,949)      (533,456)      (667,092)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  32,013,246     85,342,310    10,111,587     26,405,872     82,771,358
-----------------------------------------------------------------------------------------------------------------------






(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    11

STATEMENTS OF CHANGES IN NET ASSETS



                                                  COL VP         COL VP          COL VP          COL VP         COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,     INTL OPP,    LG CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)               CL 3           CL 3            CL 3            CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                $ (5,200,473)   $   602,808     $ 3,781,485    $    668,901   $  (266,530)
Net realized gain (loss) on sales of
  investments                                   (13,824,486)       645,894         504,587       5,590,033       591,964
Distributions from capital gains                         --        160,998              --              --            --
Net change in unrealized appreciation or
  depreciation of investments                    40,828,626       (167,897)     (1,898,274)    (33,056,617)   (1,293,381)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      21,803,667      1,241,803       2,387,798     (26,797,683)     (967,947)
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        5,693,750        251,890         416,718       2,334,753       384,788
Net transfers(1)                                (18,857,099)       (16,080)        535,585     (10,794,005)     (759,637)
Transfers for policy loans                        1,109,882         28,396          52,531         421,464        60,732
Adjustments to net assets allocated to
  contracts in payment period                    (1,269,817)       (63,494)       (212,956)       (291,183)      (50,602)
Contract charges                                   (636,509)       (23,418)        (37,754)       (225,304)      (21,749)
Contract terminations:
    Surrender benefits                          (54,390,583)    (4,912,533)     (7,628,035)    (25,312,033)   (4,233,260)
    Death benefits                               (4,913,928)      (627,922)       (537,557)     (2,255,876)     (154,515)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (73,264,304)    (5,363,161)     (7,411,468)    (36,122,184)   (4,774,243)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 535,084,815     34,720,266      54,490,467     231,547,889    28,247,080
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $483,624,178    $30,598,908     $49,466,797    $168,628,022   $22,504,890
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           61,964,789     17,789,117      26,363,079     112,059,693    35,042,673
Contract purchase payments                          647,359        127,271         201,433       1,179,514       479,080
Net transfers(1)                                 (2,172,848)       (19,843)        254,505      (5,561,605)   (1,014,475)
Transfers for policy loans                          127,532         14,429          25,674         212,600        76,506
Contract charges                                    (72,894)       (11,812)        (18,309)       (114,038)      (27,263)
Contract terminations:
    Surrender benefits                           (6,180,945)    (2,464,266)     (3,666,004)    (12,549,181)   (5,250,725)
    Death benefits                                 (583,128)      (322,608)       (283,468)     (1,191,953)     (205,547)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 53,729,865     15,112,288      22,876,910      94,035,030    29,100,249
------------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



 12    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                                         COL VP         WF ADV VT
                                                                    MID CAP GRO OPP,   SM CAP GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                      CL 3             CL 2
 OPERATIONS
Investment income (loss) -- net                                       $ (1,988,827)    $  (413,932)
Net realized gain (loss) on sales of investments                         5,359,167       1,144,248
Distributions from capital gains                                                --              --
Net change in unrealized appreciation or depreciation of
  investments                                                          (35,063,911)     (3,125,070)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        (31,693,571)     (2,394,754)
--------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                               2,385,282         512,987
Net transfers(1)                                                        (7,933,885)     (2,792,799)
Transfers for policy loans                                                 442,829          79,644
Adjustments to net assets allocated to contracts in payment period        (383,425)        (48,656)
Contract charges                                                          (229,959)        (32,734)
Contract terminations:
    Surrender benefits                                                 (23,303,062)     (6,174,125)
    Death benefits                                                      (1,636,214)       (320,577)
--------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         (30,658,434)     (8,776,260)
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                                        223,151,905      46,662,028
--------------------------------------------------------------------------------------------------
Net assets at end of year                                             $160,799,900     $35,491,014
--------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                 148,422,522      31,968,361
Contract purchase payments                                               1,700,579         366,551
Net transfers(1)                                                        (5,789,812)     (2,055,570)
Transfers for policy loans                                                 315,468          56,733
Contract charges                                                          (163,823)        (23,465)
Contract terminations:
    Surrender benefits                                                 (16,200,454)     (4,369,610)
    Death benefits                                                      (1,186,084)       (233,353)
--------------------------------------------------------------------------------------------------
Units outstanding at end of year                                       127,098,396      25,709,647
--------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.





See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    13

STATEMENTS OF CHANGES IN NET ASSETS




                                                    AB VPS        COL VP         COL VP         COL VP         COL VP
                                                  GRO & INC,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2010                             CL B          CL 3           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $  (378,337)  $ (4,832,365)  $   (450,676)  $ 12,418,273   $ (1,515,344)
Net realized gain (loss) on sales of
  investments                                     (3,044,541)   (13,096,198)         8,459        249,883       (139,423)
Net change in unrealized appreciation or
  depreciation of investments                      7,453,358     69,702,639         (8,460)     6,278,702     23,477,591
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  4,030,480     51,774,076       (450,677)    18,946,858     21,822,824
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           658,114      4,675,120      1,345,604      2,429,934      2,107,468
Net transfers(1)                                  (2,049,427)   (17,275,950)    (3,510,278)    (1,790,130)    (7,980,392)
Transfers for policy loans                            80,428        802,484        146,131        307,624        298,973
Adjustments to net assets allocated to
  contracts in payment period                        (84,669)    (1,138,419)       (43,188)      (641,941)      (232,082)
Contract charges                                     (37,016)      (524,270)       (47,983)      (253,763)      (145,675)
Contract terminations:
    Surrender benefits                            (5,946,332)   (56,405,129)   (14,728,887)   (33,245,418)   (22,512,145)
    Death benefits                                  (318,897)    (4,826,452)      (547,066)    (4,622,732)    (1,117,359)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (7,697,799)   (74,692,616)   (17,385,667)   (37,816,426)   (29,581,212)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   41,313,358    510,540,027     56,555,233    273,119,741    163,775,219
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $37,646,039   $487,621,487   $ 38,718,889   $254,250,173   $156,016,831
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            45,412,652    114,605,703     18,080,434     35,631,487    122,530,134
Contract purchase payments                           725,227      1,043,277        433,984        307,755      1,562,262
Net transfers(1)                                  (2,297,680)    (3,874,144)    (1,132,142)      (221,755)    (6,001,538)
Transfers for policy loans                            90,366        181,663         47,145         39,362        222,341
Contract charges                                     (40,950)      (117,638)       (15,519)       (32,229)      (108,281)
Contract terminations:
    Surrender benefits                            (6,520,436)   (12,514,488)    (4,740,904)    (4,187,933)   (16,503,734)
    Death benefits                                  (386,464)    (1,129,510)      (183,306)      (599,201)      (892,446)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  36,982,715     98,194,863     12,489,692     30,937,486    100,808,738
------------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



 14    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                  COL VP         COL VP          COL VP          COL VP         COL VP
                                                  DYN EQ,     GLOBAL BOND,   HI YIELD BOND,     INTL OPP,    LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)               CL 3           CL 3            CL 3            CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                $ (5,126,901)   $ 1,272,841     $ 4,373,188    $    991,964   $  (268,604)
Net realized gain (loss) on sales of
  investments                                   (33,649,080)       438,029         468,281       2,623,483      (132,975)
Net change in unrealized appreciation or
  depreciation of investments                   115,935,238        178,045       1,733,497      22,637,119     4,375,509
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      77,159,257      1,888,915       6,574,966      26,252,566     3,973,930
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        6,751,439        299,007         508,687       3,031,816       469,022
Net transfers(1)                                (22,442,284)     1,846,274          68,452      (8,925,736)      (70,684)
Transfers for policy loans                        1,332,947         27,277          60,949         502,605        66,504
Adjustments to net assets allocated to
  contracts in payment period                    (1,375,203)       (61,142)       (209,541)       (412,252)      (49,693)
Contract charges                                   (704,685)       (26,540)        (41,686)       (264,197)      (23,944)
Contract terminations:
    Surrender benefits                          (61,766,101)    (5,584,915)     (8,000,958)    (31,226,083)   (3,765,469)
    Death benefits                               (4,434,559)      (309,808)       (600,923)     (1,527,336)     (150,229)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (82,638,446)    (3,809,847)     (8,215,020)    (38,821,183)   (3,524,493)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 540,564,004     36,641,198      56,130,521     244,116,506    27,797,643
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $535,084,815    $34,720,266     $54,490,467    $231,547,889   $28,247,080
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           72,745,008     19,806,399      30,657,183     133,232,936    40,017,279
Contract purchase payments                          896,919        160,864         272,292       1,674,714       670,183
Net transfers(1)                                 (2,995,918)       977,633          (7,064)     (5,013,467)     (162,365)
Transfers for policy loans                          178,887         14,728          32,833         280,720        95,956
Contract charges                                    (94,018)       (14,237)        (22,262)       (146,198)      (34,154)
Contract terminations:
    Surrender benefits                           (8,150,483)    (2,976,691)     (4,229,874)    (17,031,979)   (5,288,612)
    Death benefits                                 (615,606)      (179,579)       (340,029)       (937,033)     (255,614)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 61,964,789     17,789,117      26,363,079     112,059,693    35,042,673
------------------------------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.



See accompanying notes to financial statements.



                                                    RIVERSOURCE ACCOUNT F    15

STATEMENTS OF CHANGES IN NET ASSETS



                                                                         COL VP         WF ADV VT
                                                                    MID CAP GRO OPP,   SM CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                      CL 3             CL 2
 OPERATIONS
Investment income (loss) -- net                                       $ (2,064,757)    $  (436,798)
Net realized gain (loss) on sales of investments                         1,612,247         (21,728)
Net change in unrealized appreciation or depreciation of
  investments                                                           47,206,108      10,452,327
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         46,753,598       9,993,801
--------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                               2,792,805         598,052
Net transfers(1)                                                        (6,970,662)     (1,024,810)
Transfers for policy loans                                                 493,021          82,365
Adjustments to net assets allocated to contracts in payment period        (393,038)        (49,317)
Contract charges                                                          (261,654)        (37,019)
Contract terminations:
    Surrender benefits                                                 (27,454,219)     (7,184,022)
    Death benefits                                                      (1,470,457)       (270,159)
--------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         (33,264,204)     (7,884,910)
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                                        209,662,511      44,553,137
--------------------------------------------------------------------------------------------------
Net assets at end of year                                             $223,151,905     $46,662,028
--------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                 174,431,492      38,341,639
Contract purchase payments                                               2,207,825         484,503
Net transfers(1)                                                        (5,615,156)       (881,882)
Transfers for policy loans                                                 393,265          67,346
Contract charges                                                          (207,480)        (30,129)
Contract terminations:
    Surrender benefits                                                 (21,553,491)     (5,768,585)
    Death benefits                                                      (1,233,933)       (244,531)
--------------------------------------------------------------------------------------------------
Units outstanding at end of year                                       148,422,522      31,968,361
--------------------------------------------------------------------------------------------------





(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.




See accompanying notes to financial statements.


 16    RIVERSOURCE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource Account F (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource
Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource(R) Employee Benefit Annuity
RiverSource(R) Flexible Annuity
RiverSource(R) Group Variable Annuity Contract
RiverSource(R) Variable Retirement and Combination Retirement Annuities

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

DIVISION                           FUND
--------------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3                   Columbia Variable Portfolio - Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3             Columbia Variable Portfolio - Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3              Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
Col VP Div Eq Inc, Cl 3            Columbia Variable Portfolio - Diversified Equity Income Fund (Class 3)
Col VP Dyn Eq, Cl 3                Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
Col VP Global Bond, Cl 3           Columbia Variable Portfolio - Global Bond Fund (Class 3)
Col VP Hi Yield Bond, Cl 3         Columbia Variable Portfolio - High Yield Bond Fund (Class 3)
Col VP Intl Opp, Cl 3              Columbia Variable Portfolio - International Opportunity Fund (Class 3)
Col VP Lg Cap Gro, Cl 3            Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)
Col VP Mid Cap Gro Opp, Cl 3       Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3)
WF Adv VT Sm Cap Gro, Cl 2         Wells Fargo Advantage VT Small Cap Growth Fund - Class 2
--------------------------------------------------------------------------------------------------------------




The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contract.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


INVESTMENTS IN THE FUNDS

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:


     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.



     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.



     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.


The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value

                                                    RIVERSOURCE ACCOUNT F    17
which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the periods ended Dec. 31, 2011.


VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 20, 2012. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.


USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $20 to $500 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES
RiverSource Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.


FEE AGREEMENT:                                                          FEES PAID TO:
------------------------------------------------------------------------------------------------------------------------------------
Investment Management Services Agreement                                Columbia Management Investment Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
Administrative Services Agreement                                       Columbia Management Investment Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
Transfer Agency and Servicing Agreement                                 Columbia Management Investment Services Corp.
------------------------------------------------------------------------------------------------------------------------------------
Plan and Agreement of Distribution Pursuant to Rule 12b-1               Columbia Management Investment Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------






 18    RIVERSOURCE ACCOUNT F

7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2011 were as follows:

DIVISION                                PURCHASES
---------------------------------------------------
AB VPS Gro & Inc, Cl B                  $   879,610
Col VP Bal, Cl 3                            585,070
Col VP Cash Mgmt, Cl 3                    5,569,053
Col VP Div Bond, Cl 3                    11,431,076
Col VP Div Eq Inc, Cl 3                     255,429
Col VP Dyn Eq, Cl 3                         461,717
---------------------------------------------------
Col VP Global Bond, Cl 3                $ 1,874,965
Col VP Hi Yield Bond, Cl 3                5,508,740
Col VP Intl Opp, Cl 3                     2,970,251
Col VP Lg Cap Gro, Cl 3                     521,034
Col VP Mid Cap Gro Opp, Cl 3                178,785
WF Adv VT Sm Cap Gro, Cl 2                  102,457
---------------------------------------------------


8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.


                                                      AB VPS      COL VP      COL VP       COL VP       COL VP
                                                    GRO & INC,     BAL,     CASH MGMT,   DIV BOND,   DIV EQ INC,
                                                       CL B        CL 3        CL 3         CL 3         CL 3
                                                    ------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2007                                        $1.28       $5.12       $3.10        $7.19        $1.78
At Dec. 31, 2008                                        $0.75       $3.56       $3.14        $6.67        $1.05
At Dec. 31, 2009                                        $0.89       $4.37       $3.11        $7.55        $1.32
At Dec. 31, 2010                                        $1.00       $4.87       $3.08        $8.10        $1.53
At Dec. 31, 2011                                        $1.05       $4.94       $3.05        $8.56        $1.44
----------------------------------------------------------------------------------------------------------------

UNITS (000S)
At Dec. 31, 2007                                       69,053     171,598      30,042       46,543      189,485
At Dec. 31, 2008                                       53,036     136,181      29,776       39,953      149,534
At Dec. 31, 2009                                       45,413     114,606      18,080       35,631      122,530
At Dec. 31, 2010                                       36,983      98,195      12,490       30,937      100,809
At Dec. 31, 2011                                       32,013      85,342      10,112       26,406       82,771
----------------------------------------------------------------------------------------------------------------

NET ASSETS (000S)
At Dec. 31, 2007                                      $89,474    $893,790     $93,562     $339,318     $339,583
At Dec. 31, 2008                                      $40,458    $493,105     $93,828     $270,221     $158,134
At Dec. 31, 2009                                      $41,313    $510,540     $56,555     $273,120     $163,775
At Dec. 31, 2010                                      $37,646    $487,621     $38,719     $254,250     $156,017
At Dec. 31, 2011                                      $34,244    $430,230     $31,047     $229,308     $120,651
----------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                         1.21%       2.82%       4.73%        4.75%        1.52%
For the year ended Dec. 31, 2008                         1.82%       0.25%       2.28%        0.46%        0.09%
For the year ended Dec. 31, 2009                         3.52%         --        0.07%        4.03%          --
For the year ended Dec. 31, 2010                           --          --        0.01%        5.64%          --
For the year ended Dec. 31, 2011                         1.11%         --        0.01%        4.52%          --
----------------------------------------------------------------------------------------------------------------

EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                         1.00%       1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2008                         1.00%       1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2009                         1.00%       1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2010                         1.00%       1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2011                         1.00%       1.00%       1.00%        1.00%        1.00%
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)
For the year ended Dec. 31, 2007                         3.81%       0.72%       3.78%        4.14%        6.94%
For the year ended Dec. 31, 2008                       (41.29%)    (30.61%)      1.25%       (7.25%)     (41.06%)
For the year ended Dec. 31, 2009                        19.15%      22.99%      (0.84%)      13.28%       26.19%
For the year ended Dec. 31, 2010                        11.68%      11.41%      (0.98%)       7.25%       15.67%
For the year ended Dec. 31, 2011                         5.02%       1.37%      (0.98%)       5.63%       (5.95%)
----------------------------------------------------------------------------------------------------------------





                                                    RIVERSOURCE ACCOUNT F    19

                                                   COL VP        COL VP          COL VP         COL VP       COL VP
                                                   DYN EQ,    GLOBAL BOND,   HI YIELD BOND,   INTL OPP,   LG CAP GRO,
ACCUMULATION UNIT VALUE                             CL 3          CL 3            CL 3           CL 3         CL 3
                                                 --------------------------------------------------------------------
At Dec. 31, 2007                                     $10.36        $1.68           $1.58          $2.43       $0.91
At Dec. 31, 2008                                      $5.93        $1.66           $1.17          $1.44       $0.50
At Dec. 31, 2009                                      $7.29        $1.83           $1.78          $1.81       $0.68
At Dec. 31, 2010                                      $8.47        $1.93           $2.01          $2.04       $0.79
At Dec. 31, 2011                                      $8.83        $2.00           $2.10          $1.77       $0.76
---------------------------------------------------------------------------------------------------------------------

UNITS (000S)
At Dec. 31, 2007                                    109,144       23,737          44,452        200,695      58,371
At Dec. 31, 2008                                     86,153       23,087          32,524        159,052      43,385
At Dec. 31, 2009                                     72,745       19,806          30,657        133,233      40,017
At Dec. 31, 2010                                     61,965       17,789          26,363        112,060      35,043
At Dec. 31, 2011                                     53,730       15,112          22,877         94,035      29,100
---------------------------------------------------------------------------------------------------------------------

NET ASSETS (000S)
At Dec. 31, 2007                                 $1,150,348      $40,439         $71,963       $493,076     $54,115
At Dec. 31, 2008                                   $520,891      $38,726         $39,182       $230,664     $22,228
At Dec. 31, 2009                                   $540,564      $36,641         $56,131       $244,117     $27,798
At Dec. 31, 2010                                   $535,085      $34,720         $54,490       $231,548     $28,247
At Dec. 31, 2011                                   $483,624      $30,599         $49,467       $168,628     $22,505
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                       1.30%        3.63%           7.39%          0.99%       1.02%
For the year ended Dec. 31, 2008                       0.23%        6.56%           0.31%          2.35%       0.29%
For the year ended Dec. 31, 2009                         --         1.74%          10.18%          1.56%         --
For the year ended Dec. 31, 2010                         --         4.57%           9.03%          1.43%         --
For the year ended Dec. 31, 2011                         --         2.85%           8.26%          1.34%         --
---------------------------------------------------------------------------------------------------------------------

EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                       1.00%        1.00%           1.00%          1.00%       1.00%
For the year ended Dec. 31, 2008                       1.00%        1.00%           1.00%          1.00%       1.00%
For the year ended Dec. 31, 2009                       1.00%        1.00%           1.00%          1.00%       1.00%
For the year ended Dec. 31, 2010                       1.00%        1.00%           1.00%          1.00%       1.00%
For the year ended Dec. 31, 2011                       1.00%        1.00%           1.00%          1.00%       1.00%
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)
For the year ended Dec. 31, 2007                       1.90%        6.57%           0.84%         11.55%       2.04%
For the year ended Dec. 31, 2008                     (42.74%)      (1.43%)        (25.92%)       (41.03%)    (44.90%)
For the year ended Dec. 31, 2009                      22.92%       10.27%          52.32%         26.27%      35.63%
For the year ended Dec. 31, 2010                      16.17%        5.53%          12.83%         12.76%      16.00%
For the year ended Dec. 31, 2011                       4.19%        3.75%           4.63%        (13.28%)     (4.18%)
---------------------------------------------------------------------------------------------------------------------





 20    RIVERSOURCE ACCOUNT F

                                                                         COL VP         WF ADV VT
                                                                    MID CAP GRO OPP,   SM CAP GRO,
ACCUMULATION UNIT VALUE                                                   CL 3             CL 2
                                                                    ------------------------------
At Dec. 31, 2007                                                           $1.34           $1.31
At Dec. 31, 2008                                                           $0.73           $0.76
At Dec. 31, 2009                                                           $1.18           $1.15
At Dec. 31, 2010                                                           $1.48           $1.44
At Dec. 31, 2011                                                           $1.25           $1.36
--------------------------------------------------------------------------------------------------

UNITS (000S)
At Dec. 31, 2007                                                         251,387          54,601
At Dec. 31, 2008                                                         202,409          43,603
At Dec. 31, 2009                                                         174,431          38,342
At Dec. 31, 2010                                                         148,423          31,968
At Dec. 31, 2011                                                         127,098          25,710
--------------------------------------------------------------------------------------------------

NET ASSETS (000S)
At Dec. 31, 2007                                                        $341,812         $72,112
At Dec. 31, 2008                                                        $150,464         $33,418
At Dec. 31, 2009                                                        $209,663         $44,553
At Dec. 31, 2010                                                        $223,152         $46,662
At Dec. 31, 2011                                                        $160,800         $35,491
--------------------------------------------------------------------------------------------------

INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2007                                            0.06%             --
For the year ended Dec. 31, 2008                                            0.02%             --
For the year ended Dec. 31, 2009                                              --              --
For the year ended Dec. 31, 2010                                              --              --
For the year ended Dec. 31, 2011                                              --              --
--------------------------------------------------------------------------------------------------

EXPENSE RATIO(2)
For the year ended Dec. 31, 2007                                            1.00%           1.00%
For the year ended Dec. 31, 2008                                            1.00%           1.00%
For the year ended Dec. 31, 2009                                            1.00%           1.00%
For the year ended Dec. 31, 2010                                            1.00%           1.00%
For the year ended Dec. 31, 2011                                            1.00%           1.00%
--------------------------------------------------------------------------------------------------

TOTAL RETURN(3)
For the year ended Dec. 31, 2007                                           12.60%          12.67%
For the year ended Dec. 31, 2008                                          (45.40%)        (42.01%)
For the year ended Dec. 31, 2009                                           61.78%          51.13%
For the year ended Dec. 31, 2010                                           25.03%          25.51%
For the year ended Dec. 31, 2011                                          (15.91%)         (5.54%)
--------------------------------------------------------------------------------------------------




   (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
   (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


                                                    RIVERSOURCE ACCOUNT F    21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheet of RiverSource Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2011 and the related consolidated statements of income, shareholder's equity, and cash flows for the year ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Company at December 31, 2011, and the results of its operations and its cash flows for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 24, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheet of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2010, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the two years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2010, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2011

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2011          2010

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2011, $24,398;
  2010, $24,818)                                                         $ 26,577      $ 26,442
  Common stocks, at fair value (cost: 2011, $1; 2010, $1)                       2             2
Commercial mortgage loans, at cost (less allowance for loan losses:
2011, $32; 2010, $36)                                                       2,473         2,470
Policy loans                                                                  739           729
Other investments                                                             730           496
-------------------------------------------------------------------------------------------------
    Total investments                                                      30,521        30,139
Cash and cash equivalents                                                     828            76
Restricted cash                                                                26            66
Reinsurance recoverables                                                    1,953         1,829
Other receivables                                                             162           166
Accrued investment income                                                     307           309
Deferred acquisition costs                                                  4,367         4,578
Deferred sales inducement costs                                               464           545
Other assets                                                                3,578         1,123
Separate account assets                                                    63,174        63,795
-------------------------------------------------------------------------------------------------
Total assets                                                             $105,380      $102,626
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                   $ 31,182      $ 29,680
Policy claims and other policyholders' funds                                  121           134
Deferred income taxes, net                                                    620           514
Borrowings under repurchase agreements                                        504           397
Line of credit with Ameriprise Financial, Inc.                                300             3
Other liabilities                                                           3,607         1,555
Separate account liabilities                                               63,174        63,795
-------------------------------------------------------------------------------------------------
Total liabilities                                                          99,508        96,078
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,461         2,460
Retained earnings                                                           2,589         3,410
Accumulated other comprehensive income, net of tax                            819           675
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                  5,872         6,548
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                               $105,380      $102,626
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

REVENUES
Premiums                                                          $  493        $  489        $  450
Net investment income                                              1,593         1,629         1,526
Policy and contract charges                                        1,540         1,389         1,156
Other revenues                                                       303           272           233
Net realized investment gains                                          5            16            59
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,934         3,795         3,424
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     950         1,203           841
Interest credited to fixed accounts                                  853           909           903
Amortization of deferred acquisition costs                           539            53           145
Other insurance and operating expenses                               645           582           550
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,987         2,747         2,439
-------------------------------------------------------------------------------------------------------
Pretax income                                                        947         1,048           985
Income tax provision                                                 168           252           245
-------------------------------------------------------------------------------------------------------
Net income                                                        $  779        $  796        $  740
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                      $   29        $   44        $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (47)          (22)          (53)
  Portion of gain (loss) recognized in other comprehensive
  income                                                              23            (6)           (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (24)          (28)          (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                     $    5        $   16        $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   779       $   796      $    740
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Depreciation, amortization and accretion, net                       (73)          (79)          (68)
  Deferred income tax expense (benefit)                                28           416           (81)
  Contractholder and policyholder charges, non-cash                  (264)         (259)         (259)
  Net realized investment gains                                       (26)          (46)         (135)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment gains                   21            29            76
Change in operating assets and liabilities:
  Deferred acquisition costs                                          120          (406)         (412)
  Deferred sales inducement costs                                      72           (38)          (73)
  Equity method investments                                            33            29           136
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 253           302           282
  Policy claims and other policyholders' funds                        (13)           11           (49)
  Reinsurance recoverables                                           (127)         (143)          (96)
  Other receivables                                                    25           (53)           (5)
  Accrued investment income                                             2            (6)          (64)
  Derivatives collateral, net                                         649            55        (1,928)
  Other assets and liabilities, net                                   189           271           684
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 1,668           879        (1,252)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                                 664         1,268         5,215
  Maturities, sinking fund payments and calls                       3,200         3,719         3,486
  Purchases                                                        (4,084)       (4,970)      (13,696)
Proceeds from sales, maturities and repayments of commercial
mortgage loans                                                        202           207           279
Funding of commercial mortgage loans                                 (207)         (154)         (104)
Proceeds from sales of other investments                              114            95            43
Purchase of other investments                                        (296)          (86)          (11)
Purchase of land, buildings, equipment and software                    (6)          (15)          (14)
Change in policy loans, net                                           (10)          (14)            7
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                  (423)           50        (4,795)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           1,378         1,593         4,863
  Net transfers from (to) separate accounts                            39        (1,337)          195
  Surrenders and other benefits                                    (1,311)       (1,338)       (1,923)
Change in borrowings under repurchase agreements, net                 107           397            --
Proceeds from line of credit with Ameriprise Financial, Inc.          415            13           500
Payments on line of credit with Ameriprise Financial, Inc.           (118)         (310)           --
Deferred premium options, net                                        (254)         (182)          (82)
Tax adjustment on share-based incentive compensation plan               1            --            (2)
Cash dividend to Ameriprise Financial, Inc.                          (750)         (500)           --
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                  (493)       (1,664)        3,551
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                  752          (735)       (2,496)
Cash and cash equivalents at beginning of period                       76           811         3,307
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                        $   828       $    76      $    811
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                          $   176       $   112      $     72
  Interest paid on borrowings                                           5             3             1
Non-cash investing activity:
  Capital contributions from Ameriprise Financial, Inc.           $    --       $    14      $    331
  Dividend to Ameriprise Financial, Inc.                              850            --            --
  Affordable housing partnership commitments not yet remitted         137           171            --


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2011
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                               SHARES        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2009                      $ 3         $2,116        $2,336          $ (716)        $3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                      3          2,445         3,114             382          5,944
Comprehensive income:
  Net income                                      --             --           796              --            796
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                         --             --            --             285            285
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --               4              4
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,089
Tax adjustment on share-based incentive
compensation plan                                 --              1            --              --              1
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (500)             --           (500)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             14            --              --             14
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2010                      3          2,460         3,410             675          6,548
Comprehensive income:
  Net income                                      --             --           779              --            779
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                         --             --            --             146            146
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              (6)            (6)
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                   923
Tax adjustment on share-based incentive
compensation plan                                 --              1            --              --              1
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (750)             --           (750)
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (850)             --           (850)
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2011                    $ 3         $2,461        $2,589          $  819         $5,872
===================================================================================================================




See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. ("RTA"). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the "Company"). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity ("EIA") may have their interest calculated based on an increase in a broad-based stock market index.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. In 2011, RiverSource Life began offering indexed universal life ("IUL") insurance. IUL is similar to universal life insurance in that it provides life insurance coverage and cash value that increases as a result of credited interest. Also, like universal life insurance, there is a minimum guaranteed credited rate of interest. Unlike universal life insurance, the rate of credited interest above the minimum guarantee is linked to the S&P 500 Index (subject to a cap). The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account", as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The Company consolidates entities in which it holds a greater than 50% voting interest, or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships. Entities in which the Company exercises significant influence or holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method where the Company owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity's losses, or the rights to receive the entity's returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. A VIE is required to be assessed for consolidation under two models:

- If the VIE is a money market fund or is an investment company, or has the financial characteristics of an investment company, and the following is true:

  (i) the entity does not have an explicit or implicit obligation to fund the investment company's losses; and

  (ii) the investment company is not a securitization entity, asset backed financing entity, or an entity formally considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. Examples of entities that are likely to be assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

- If the VIE does not meet the criteria above, the VIE will be consolidated by the entity that determines it has both:

  (i) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance; and

  (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

When determining whether the Company stands to absorb the majority of a VIE's expected losses or receive a majority of a VIE's expected returns, it analyzes the design of the VIE to identify the variable interests it holds. Then the Company quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If the Company determines it has control over the activities that most significantly impact the economic performance of the VIE and it will absorb a majority of the VIE's expected variability, the Company consolidates the VIE. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE. When determining whether the Company has the power and the obligation to absorb losses or rights to receive benefits from the VIE that could potentially be significant, the Company qualitatively determines if its variable interests meet these criteria. If the Company consolidates a VIE under either scenario, it is referred to as the VIE's primary beneficiary.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


are included in other comprehensive income (loss). The Company's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Other Investments
Other investments primarily consist of interests in affordable housing partnerships, syndicated loans and trading securities. Affordable housing partnerships are accounted for under the equity method. Trading securities are carried at fair value with changes in value recognized within net investment income.

FINANCING RECEIVABLES

Commercial Mortgage Loans and Syndicated Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Syndicated loans represent the Company's investment in below investment grade loan syndications. Syndicated loans are reflected in other investments at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2011 and 2010 was $26 million and $66 million, respectively, consisting of cash that has been pledged to counterparties.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care ("LTC") and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 8 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company generally uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years. During 2009, the Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2011 and 2010, land, buildings, equipment and software were $182 million and $191 million, respectively, net of accumulated depreciation of $75 million and $59 million, respectively. Depreciation and amortization expense for the years ended December 31, 2011, 2010 and 2009 was $16 million, $14 million and $8 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

See Note 13 for information regarding the Company's fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Consolidated Statements of Income.

The equity component of EIA and IUL obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of these embedded derivatives associated with annuities and IUL is included in future policy benefits. The change in the fair value of the EIA and IUL embedded derivatives is reflected in interest credited to fixed accounts. The changes in the fair value of the GMAB and GMWB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life ("UL") contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company's Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, EIAs and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts with GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 13 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for EIAs are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from its parent, Ameriprise Financial, for the Company's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among the Company's deferred taxes is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes as well as future deductible capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets. In the opinion of management, it is currently more likely than not that the Company will not realize the full benefit of certain state net operating losses ("NOL") and therefore a valuation allowance of $4 million has been established at December 31, 2011.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS
Receivables
In April 2011, the Financial Accounting Standards Board ("FASB") updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in the third quarter of 2011. The adoption did not have any effect on the Company's consolidated financial condition and results of operations. See
Note 6 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in the first quarter of 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in the first quarter of 2011. The adoption did not impact the Company's consolidated financial condition and results of operations. See Note 13 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of VIEs. The standard amends the guidance on the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model and requires additional disclosures about an enterprise's involvement in VIEs. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities of the VIE and the obligation to absorb losses or the right to receive gains that could be potentially significant to the VIE. In February 2010, the FASB amended this guidance to defer application of the consolidation requirements for certain investment funds. The standards are effective for interim and annual reporting periods beginning after November 15, 2009. The Company adopted the standard effective January 1, 2010 which did not impact its consolidated financial condition and results of operations.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income. The Company adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 5 for the Company's required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on a retrospective basis. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Comprehensive Income
In June 2011, the FASB updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders' equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The standard is to be applied retrospectively. The adoption of the standard will not impact the Company's consolidated financial condition and results of operations.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's consolidated financial condition and results of operations.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's consolidated financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The Company retrospectively adopted the standard on January 1, 2012. The cumulative effect of the adoption reduced retained earnings by $1.4 billion after-tax at January 1, 2012.

4. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investments in the affordable housing partnerships is limited to the carrying values of these investments. The carrying values are reflected in other investments and were $384 million and $244 million as of December 31, 2011 and 2010, respectively. RTA has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the affordable housing partnerships. The Company had liabilities of $267 million and $188 million recorded in other liabilities as of December 31, 2011 and 2010, respectively, related to the future funding commitments for affordable housing partnerships.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2011
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,770       $1,726         $ (78)       $16,418        $ --
Residential mortgage backed securities               4,193          242          (126)         4,309         (41)
Commercial mortgage backed securities                3,355          276            --          3,631          --
State and municipal obligations                      1,012          131           (47)         1,096          --
Asset backed securities                                883           43           (18)           908          --
Foreign government bonds and obligations               126           19            (1)           144          --
U.S. government and agencies obligations                49            8            --             57          --
Other structured investments                            10            4            --             14           4
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            24,398        2,449          (270)        26,577         (37)
Common stocks                                            1            1            --              2          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $24,399       $2,450         $(270)       $26,579        $(37)
====================================================================================================================




                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,792       $1,218         $ (56)       $15,954        $  1
Residential mortgage backed securities               4,364          308          (139)         4,533         (30)
Commercial mortgage backed securities                3,817          282            (4)         4,095          --
Asset backed securities                                883           43           (18)           908          --
State and municipal obligations                        809           18           (57)           770          --
Foreign government bonds and obligations                91           16            --            107          --
U.S. government and agencies obligations                55            7            --             62          --
Other structured investments                             7            6            --             13           6
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            24,818        1,898          (274)        26,442         (23)
Common stocks                                            1            1            --              2          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $24,819       $1,899         $(274)       $26,444        $(23)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At December 31, 2011 and 2010, fixed maturity securities comprised approximately 87% and 88%, respectively, of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At both December 31, 2011 and 2010, approximately $1.2 billion of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ----------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 7,276       $ 7,811          30%        $ 8,067       $ 8,647          33%
AA                                           1,161         1,291           5           1,360         1,426           5
A                                            4,148         4,578          17           4,025         4,259          16
BBB                                         10,211        11,446          43           9,831        10,721          41
Below investment grade                       1,602         1,451           5           1,535         1,389           5
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $24,398       $26,577         100%        $24,818       $26,442         100%
==========================================================================================================================



At December 31, 2011 and 2010, approximately 33% and 29%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2011
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                  70         $1,004         $(37)           9           $257          $ (41)          79
Residential mortgage
  backed securities           30            338           (8)          48            283           (118)          78
Asset backed
  securities                  12            145           (3)          18             96            (15)          30
State and municipal
  obligations                 --             --           --            2             87            (47)           2
Foreign government
  bonds and
  obligations                  5             23           (1)          --             --             --            5
------------------------------------------------------------------------------------------------------------------------
  Total                      117         $1,510         $(49)          77           $723          $(221)         194
========================================================================================================================

                             DECEMBER 31, 2011
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $1,261         $ (78)
Residential mortgage
  backed securities           621          (126)
Asset backed
  securities                  241           (18)
State and municipal
  obligations                  87           (47)
Foreign government
  bonds and
  obligations                  23            (1)
--------------------------------------------------
  Total                    $2,233         $(270)
==================================================





                                                                DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 107         $1,785         $(44)          13           $153          $ (12)         120
Residential mortgage
  backed securities           71            310           (7)          45            282           (132)         116
Commercial mortgage
  backed securities           10            238           (4)          --             --             --           10
Asset backed
  securities                  10            186           (6)          15             69            (12)          25
State and municipal
  obligations                 20            256           (9)           2             87            (48)          22
------------------------------------------------------------------------------------------------------------------------
  Total                      218         $2,775         $(70)          75           $591          $(204)         293
========================================================================================================================

                             DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $1,938         $ (56)
Residential mortgage
  backed securities           592          (139)
Commercial mortgage
  backed securities           238            (4)
Asset backed
  securities                  255           (18)
State and municipal
  obligations                 343           (57)
--------------------------------------------------
  Total                    $3,366         $(274)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Beginning balance                                                  $108          $ 82          $102
Credit losses for which an other-than-temporary impairment
  was not previously recognized                                      13            14             7
Credit losses for which an other-than-temporary impairment
  was previously recognized                                          11            12            31
Reductions for securities sold during the period (realized)         (26)           --           (58)
-------------------------------------------------------------------------------------------------------
Ending balance                                                     $106          $108          $ 82
=======================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income:

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                        COMPREHENSI-
                                                                                          VE INCOME
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                                GAINS       DEFERRED        GAINS
(IN MILLIONS)                                                 (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2009                                     $(1,043)       $ 365        $ (678)
Cumulative effect of accounting change                             (58)          20           (38)(1)
Net unrealized securities gains arising during the
period(3)                                                        2,378         (832)        1,546
Reclassification of gains included in net income                   (73)          26           (47)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                      (566)         199          (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                       638         (222)          416(2)
Net unrealized securities gains arising during the
period(3)                                                          794         (278)          516
Reclassification of gains included in net income                   (20)           7           (13)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                      (328)         114          (214)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                     1,084         (379)          705(2)
Net unrealized securities gains arising during the
period(3)                                                          560         (196)          364
Reclassification of gains included in net income                    (5)           2            (3)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                      (340)         119          (221)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2011                                   $ 1,299        $(454)       $  845(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) Includes $(18) million, $(12) million and $(16) million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2011, 2010 and 2009, respectively.
(3) Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Gross realized investment gains                                    $ 48          $ 51          $185
Gross realized investment losses                                    (20)           (4)          (50)
Other-than-temporary impairments                                    (24)          (28)          (62)


Other-than-temporary impairments for the year ended December 31, 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. Other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries.

Available-for-Sale securities by contractual maturity at December 31, 2011 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   911       $   927
Due after one year through five years                                       4,976         5,204
Due after five years through 10 years                                       6,377         7,093
Due after 10 years                                                          3,693         4,491
-------------------------------------------------------------------------------------------------
                                                                           15,957        17,715
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      4,193         4,309
Commercial mortgage backed securities                                       3,355         3,631
Asset backed securities                                                       883           908
Other structured investments                                                   10            14
Common stocks                                                                   1             2
-------------------------------------------------------------------------------------------------
  Total                                                                   $24,399       $26,579
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

At both December 31, 2011 and 2010, bonds carried at $7 million were on deposit with various states as required by law.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,469        $1,482        $1,371
Income on commercial mortgage loans                                  149           152           160
Other investments                                                     18            40            35
-------------------------------------------------------------------------------------------------------
                                                                   1,636         1,674         1,566
Less: investment expenses                                             43            45            40
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,593        $1,629        $1,526
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                    $ 4           $19          $ 73
Commercial mortgage loans                                             2            (6)          (13)
Other investments                                                    (1)            3            (1)
-------------------------------------------------------------------------------------------------------
  Total                                                             $ 5           $16          $ 59
=======================================================================================================



6. FINANCING RECEIVABLES

The Company's financing receivables include commercial mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments. Policy loans do not exceed the cash value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

ALLOWANCE FOR LOAN LOSSES

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method and type of loan:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------------------------------------------------
                                         COMMERCIAL                                COMMERCIAL
                                          MORTGAGE     SYNDICATED                   MORTGAGE     SYNDICATED
(IN MILLIONS)                               LOANS         LOANS         TOTAL         LOANS         LOANS         TOTAL
--------------------------------------------------------------------------------------------------------------------------
Beginning balance                            $36           $ 5           $41           $30           $12           $42
  Charge-offs                                 (3)           --            (3)           (1)           (2)           (3)
  Provisions                                  (1)           --            (1)            7            (5)            2
--------------------------------------------------------------------------------------------------------------------------
Ending balance                               $32           $ 5           $37           $36           $ 5           $41
==========================================================================================================================
Individually evaluated for impairment        $ 9           $--           $ 9           $ 8           $--           $ 8
Collectively evaluated for impairment         23             5            28            28             5            33


The recorded investment in financing receivables by impairment method and type of loan was as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------------------------------------------------
                                         COMMERCIAL                                COMMERCIAL
                                          MORTGAGE     SYNDICATED                   MORTGAGE     SYNDICATED
(IN MILLIONS)                               LOANS         LOANS         TOTAL         LOANS         LOANS         TOTAL
--------------------------------------------------------------------------------------------------------------------------
Individually evaluated for impairment      $   64         $  1         $   65        $   75         $  3         $   78
Collectively evaluated for impairment       2,441          301          2,742         2,431          202          2,633
--------------------------------------------------------------------------------------------------------------------------
Total                                      $2,505         $302         $2,807        $2,506         $205         $2,711
==========================================================================================================================



As of December 31, 2011 and 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $4 million and $20 million, respectively.

During the year ended December 31, 2011, the Company purchased $194 million and sold $2 million of syndicated loans. During the year ended December 31, 2010, the Company purchased $59 million and sold $2 million of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

CREDIT QUALITY INFORMATION

Nonperforming loans, which are generally loans 90 days or more past due, were $12 million and $8 million as of December 31, 2011 and 2010, respectively. All other loans were considered to be performing.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 3% of total commercial mortgage loans at both December 31, 2011 and 2010. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)         LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
South Atlantic                           $  618           25%          $--         $  590           24%          $ 4
Pacific                                     556           22             1            530           21            15
Mountain                                    275           11            11            286           11            --
East North Central                          247           10            --            240           10            --
West North Central                          224            9             1            251           10            --
Middle Atlantic                             217            9            --            212            8            --
West South Central                          173            7             2            183            7            --
New England                                 130            5            --            148            6             2
East South Central                           65            2            --             66            3            --
                                      ----------------------------------------------------------------------------------
                                          2,505          100%          $15          2,506          100%          $21
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses              32                                        36
                                      ------------                              ------------
  Total                                  $2,473                                    $2,470
========================================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)         LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
Retail                                   $  825           33%          $ 2         $  820           33%          $10
Office                                      669           27             2            717           29            --
Industrial                                  455           18             1            456           18             6
Apartments                                  358           14            --            326           13            --
Hotel                                        51            2            --             57            2            --
Mixed Use                                    42            2            --             43            2            --
Other                                       105            4            10             87            3             5
                                      ----------------------------------------------------------------------------------
                                          2,505          100%          $15          2,506          100%          $21
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses              32                                        36
                                      ------------                              ------------
  Total                                  $2,473                                    $2,470
========================================================================================================================



Syndicated Loans
The Company's syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans at both December 31, 2011 and 2010 were $1 million.

TROUBLED DEBT RESTRUCTURINGS

During the year ended December 31, 2011, the Company restructured 10 loans with a recorded investment of $49 million as of December 31, 2011. The recorded investment in restructured loans primarily consists of commercial mortgage loans. The troubled debt restructurings did not have a material impact to the Company's allowance for loan losses or income recognized for the year ended December 31, 2011. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

7. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2011, 2010 and 2009, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and VUL contracts.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,578        $4,285        $4,324
Capitalization of acquisition costs                                  419           459           558
Amortization, excluding the impact of valuation assumptions
review                                                              (488)         (376)         (264)
Amortization, impact of valuation assumptions review                 (51)          323           119
Impact of change in net unrealized securities gains                  (91)         (113)         (452)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,367        $4,578        $4,285
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $545          $524          $518
Capitalization of sales inducement costs                              9            35            82
Amortization, excluding the impact of valuation assumptions
review                                                              (70)          (49)          (19)
Amortization, impact of valuation assumptions review                (11)           52             9
Impact of change in net unrealized securities gains                  (9)          (17)          (66)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $464          $545          $524
=======================================================================================================



As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

8. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth"). For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 (August 2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2011 and 2010, traditional life and universal life insurance in force aggregated $191.2 billion and $192.0 billion, respectively, of which $136.2 billion and $134.0 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 707         $ 681         $ 659
Reinsurance ceded                                                   (214)         (192)         (209)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 493         $ 489         $ 450
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $71 million, $67 million and $62 million of reinsurance ceded for the years ended December 31, 2011, 2010 and 2009, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Reinsurance recovered from reinsurers was $189 million, $166 million and $167 million for the years ended December 31, 2011, 2010 and 2009, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $1.5 billion and $1.4 billion related to LTC risk ceded to Genworth as of December 31, 2011 and 2010, respectively. Included in future policy benefits is $629 million and $657 million related to assumed reinsurance arrangements as of December 31, 2011 and 2010, respectively.

9. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2011          2010
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,401       $16,520
EIA accumulated host values                                                    58           100
EIA embedded derivatives                                                        2             3
Variable annuity fixed sub-accounts                                         4,852         4,868
Variable annuity GMWB                                                       1,377           337
Variable annuity GMAB                                                         237           104
Other variable annuity guarantees                                              14            13
-------------------------------------------------------------------------------------------------
  Total annuities                                                          22,941        21,945
VUL/UL insurance                                                            2,662         2,588
IUL accumulated host values                                                     4            --
IUL embedded derivatives                                                        3            --
VUL/UL insurance additional liabilities                                       220           143
Other life, DI and LTC insurance                                            5,352         5,004
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             31,182        29,680
Policy claims and other policyholders' funds                                  121           134
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $31,303       $29,814
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2011          2010
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $57,556       $57,862
VUL insurance variable sub-accounts                                         5,575         5,887
Other insurance variable sub-accounts                                          43            46
-------------------------------------------------------------------------------------------------
  Total                                                                   $63,174       $63,795
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities. The Company may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2011 and 2010, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, the Company's EIA product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 16 for additional information regarding the Company's derivative instruments. In 2007, the Company discontinued new sales of EIAs.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company's variable annuity guarantees. The Company does not currently

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


hedge its risk under the GMDB, GGU and GMIB provisions. See Note 16 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. In 2011, the Company began offering IUL insurance. The Company also offers term and whole life insurance as well as disability products. The Company no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

10. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models (of the five that are available prior to withdrawal).

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Certain UL contracts offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2011                            DECEMBER 31, 2010
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                      WEIGHTED                      CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET          AVERAGE         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT        ATTAINED       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)         AGE           VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                    $40,011        $38,275        $  382           63           $37,714        $36,028
  Five/six-year reset                   11,631          9,118           350           63            13,689         11,153
  One-year ratchet                       7,233          6,777           479           64             7,741          7,242
  Five-year ratchet                      1,472          1,418            25           61             1,466          1,414
  Other                                    759            732            93           68               680            649
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $61,106        $56,320        $1,329           63           $61,290        $56,486
===========================================================================================================================
GGU DEATH BENEFIT                      $   920        $   868        $   78           63           $   970        $   912
GMIB                                   $   463        $   433        $  106           65           $   597        $   561
GMWB:
  GMWB                                 $ 3,887        $ 3,868        $  236           65           $ 4,341        $ 4,317
  GMWB for life                         23,756         23,625           863           64            20,374         20,259
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $27,643        $27,493        $1,099           64           $24,715        $24,576
===========================================================================================================================
GMAB                                   $ 3,516        $ 3,509        $   63           56           $ 3,540        $ 3,523
                                         DECEMBER 31, 2010
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                     $173            62
  Five/six-year reset                    312            62
  One-year ratchet                       287            63
  Five-year ratchet                        8            60
  Other                                   61            67
---------------------------------------------------------------
    Total -- GMDB                       $841            62
===============================================================
GGU DEATH BENEFIT                       $ 79            64
GMIB                                    $ 76            64
GMWB:
  GMWB                                  $106            64
  GMWB for life                          129            63
---------------------------------------------------------------
    Total -- GMWB                       $235            63
===============================================================
GMAB                                    $ 22            56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2009                          $ 55           $12         $ 1,471        $ 367         $  7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2009                           6             6             204          100           15
Incurred claims                                       17             3             133            4           59
Paid claims                                          (18)           (1)             --           --           (6)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2010                           5             8             337          104           68
Incurred claims                                       10             2           1,040          133           53
Paid claims                                          (10)           (1)             --           --          (10)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2011                        $  5           $ 9         $ 1,377        $ 237         $111
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2011          2010
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $30,738       $32,310
  Bond                                                                     23,862        22,319
  Other                                                                     1,969         2,208
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $56,569       $56,837
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2011, 2010 and 2009.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

11. LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, had an outstanding balance of $300 million and $3 million as of December 31, 2011 and 2010, respectively, under a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. As of December 31, 2011, the interest rate for any borrowing under the agreement was established by reference to LIBOR plus 115 basis points. In January 2012, an amendment to this agreement decreased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty.

The Company has a revolving credit agreement with Ameriprise Financial as the lender aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2011 and 2010.

In December 2009, RiverSource Life Insurance Company, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company's statutory admitted assets as of the prior year end. As of December 31, 2011, the interest rate for any borrowing was established by reference to LIBOR plus 115 basis points. In January 2012, an amendment to this agreement decreased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2011 and 2010.

12. BORROWINGS UNDER REPURCHASE AGREEMENTS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings. The Company has pledged Available-for-Sale securities consisting of agency residential mortgage backed securities and commercial mortgage backed securities to collateralize its obligation under the repurchase agreements. The fair value of the securities pledged is recorded in investments and was $521 million and $412 million at December 31, 2011 and 2010, respectively. The amount of the Company's liability including accrued interest as of December 31, 2011 and 2010 was $504 million and $397 million, respectively. The weighted average annualized interest rate on the repurchase agreements held as of both December 31, 2011 and 2010 was 0.3%.

13. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. The Company's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include corporate bonds, certain non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The fair value of certain asset backed securities and non-agency residential mortgage backed securities is obtained from third-party pricing services who use significant unobservable inputs to estimate the fair value.

Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company's due diligence procedures include assessing the vendor's valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties' nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2011 and 2010. See Note 16 for further information on the credit risk of derivative instruments and related collateral.

LIABILITIES

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits. The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its EIA and IUL products. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Other Liabilities
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company's nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2011 and 2010. See Note 16 for further information on the credit risk of derivative instruments and related collateral.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2011
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                             $ --         $15,076       $1,342        $16,418
     Residential mortgage backed securities                  --           4,255           54          4,309
     Commercial mortgage backed securities                   --           3,615           16          3,631
     State and municipal obligations                         --           1,096           --          1,096
     Asset backed securities                                 --             771          137            908
     Foreign government bonds and obligations                --             144           --            144
     U.S. government and agencies obligations                10              47           --             57
     Other structured investments                            --              --           14             14
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               10          25,004        1,563         26,577
  Common stocks                                               1               1           --              2
  Trading securities                                         --              25           --             25
  Cash equivalents                                           --             809           --            809
  Other assets:
    Interest rate derivative contracts                       --           1,801           --          1,801
    Equity derivative contracts                             274           1,041           --          1,315
    Credit derivative contracts                              --               1           --              1
    Foreign currency derivative contracts                    --               7           --              7
-------------------------------------------------------------------------------------------------------------
  Total other assets                                        274           2,850           --          3,124
  Separate account assets                                    --          63,174           --         63,174
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $285         $91,863       $1,563        $93,711
=============================================================================================================

Liabilities
  Future policy benefits:
    EIA embedded derivatives                               $ --         $     2       $   --        $     2
    IUL embedded derivatives                                 --               3           --              3
    GMWB and GMAB embedded derivatives                       --              --        1,585          1,585
-------------------------------------------------------------------------------------------------------------
  Total future policy benefits                               --               5        1,585          1,590(1)
  Other liabilities:
    Interest rate derivative contracts                       --           1,198           --          1,198
    Equity derivative contracts                             297             734           --          1,031
    Foreign currency derivative contracts                    --              10           --             10
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                   297           1,942           --          2,239
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $297         $ 1,947       $1,585        $ 3,829
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $506 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                              $--         $14,637       $1,317        $15,954
     Residential mortgage backed securities                  --           1,915        2,618          4,533
     Commercial mortgage backed securities                   --           4,065           30          4,095
     Asset backed securities                                 --             681          227            908
     State and municipal obligations                         --             770           --            770
     U.S. government and agencies obligations                11              51           --             62
     Foreign government bonds and obligations                --             107           --            107
     Other structured investments                            --              --           13             13
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               11          22,226        4,205         26,442
  Common stocks                                               1               1           --              2
  Trading securities                                         --              26           --             26
  Cash equivalents                                           --              76           --             76
  Other assets:
    Interest rate derivative contracts                       --             366           --            366
    Equity derivative contracts                              32             323           --            355
    Credit derivative contracts                              --               4           --              4
-------------------------------------------------------------------------------------------------------------
  Total other assets                                         32             693           --            725
  Separate account assets                                    --          63,795           --         63,795
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $44         $86,817       $4,205        $91,066
=============================================================================================================

Liabilities
  Future policy benefits:
    EIA embedded derivatives                                $--         $     3       $   --        $     3
    GMWB and GMAB embedded derivatives                       --              --          421            421
-------------------------------------------------------------------------------------------------------------
  Total future policy benefits                               --               3          421            424(1)
  Other liabilities:
    Interest rate derivative contracts                       --             379           --            379
    Equity derivative contracts                              18             647           --            665
    Credit derivative contracts                              --               1           --              1
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                    18           1,027           --          1,045
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $18         $ 1,030       $  421        $ 1,469
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $197 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                                                                                       FUTURE
                                                  AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES                      POLICY
                                ----------------------------------------------------------------------------------    BENEFITS:
                                               RESIDENTIAL   COMMERCIAL                                               GMWB AND
                                  CORPORATE     MORTGAGE      MORTGAGE        ASSET        OTHER                        GMAB
                                    DEBT         BACKED        BACKED        BACKED      STRUCTURED                   EMBEDDED
(IN MILLIONS)                    SECURITIES    SECURITIES    SECURITIES    SECURITIES    INVESTMENTS      TOTAL      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2011           $1,317        $ 2,618        $ 30          $227           $13         $ 4,205       $  (421)
  Total gains (losses)
  included in:
    Net income                          7             48          --             3             1              59(1)     (1,007)(2)
    Other comprehensive income         12            (73)         --            (8)           (2)            (71)           --
  Purchases                           178             26          71            --             3             278            --
  Sales                               (50)            (3)         --            --            --             (53)           --
  Issues                               --             --          --            --            --              --          (149)
  Settlements                        (117)          (456)         --           (18)           (1)           (592)           (8)
  Transfers into Level 3                7             --           1            --            --               8            --
  Transfers out of Level 3            (12)        (2,106)        (86)          (67)           --          (2,271)           --
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2011         $1,342        $    54        $ 16          $137           $14         $ 1,563       $(1,585)
================================================================================================================================
Changes in unrealized gains
  (losses) relating to assets
  and liabilities held at
  December 31, 2011 included
  in:
       Net investment income       $   --        $    --        $ --          $  1           $--         $     1       $    --
       Net realized investment
          gains (losses)               --            (23)         --            --             1             (22)           --
       Benefits, claims,
          losses and
          settlement expenses          --             --          --            --            --              --        (1,035)


(1) Represents a $26 million loss included in net realized investment gains and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

                                                                                                                       FUTURE
                                                  AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES                      POLICY
                                ----------------------------------------------------------------------------------    BENEFITS:
                                               RESIDENTIAL   COMMERCIAL                                               GMWB AND
                                 CORPORATE      MORTGAGE      MORTGAGE        ASSET        OTHER                        GMAB
                                    DEBT         BACKED        BACKED        BACKED      STRUCTURED                   EMBEDDED
(IN MILLIONS)                    SECURITIES    SECURITIES    SECURITIES    SECURITIES    INVESTMENTS      TOTAL      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2010           $1,239        $2,772         $  72         $215           $11         $4,309         $(299)
  Total gains (losses)
  included in:
    Net income                          1            54             1            6             2             64(1)          4(2)
    Other comprehensive income         30           190            10           22            --            252            --
  Purchases, sales, issues and
    settlements, net                   22          (398)           91           (3)           --           (288)         (126)
  Transfers into Level 3               25            --            --           --            --             25            --
  Transfers out of Level 3             --            --          (144)         (13)           --           (157)           --
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2010         $1,317        $2,618         $  30         $227           $13         $4,205         $(421)
================================================================================================================================
Changes in unrealized gains
  (losses) relating to assets
  and liabilities held at
  December 31, 2010 included
  in:
       Net investment income       $   --        $   78         $  --         $  5           $--         $   83         $  --
       Net realized investment
          gains (losses)               --           (26)           --           --            --            (26)           --
       Benefits, claims,
          losses and
          settlement expenses          --            --            --           --            --             --           (15)



(1) Represents a $21 million loss included in net realized investment gains (losses) and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The impact to pretax income of the Company's adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was an increase of $168 million and $28 million, net of DAC and DSIC amortization, for the years ended December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, transfers out of Level 3 to Level 2 included certain non-agency residential mortgage backed securities and sub-prime non-agency residential mortgage backed securities classified as asset backed securities with a fair value of $2.2 billion. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed security market and increased observability of

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2011                        2010
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,473       $ 2,650       $ 2,470       $ 2,558
  Policy loans                                                739           713           729           805
  Other investments                                           308           311           210           224
  Restricted cash                                              26            26            66            66

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,064       $16,116       $15,328       $15,768
  Separate account liabilities                                345           345           395           395
  Line of credit with Ameriprise Financial                    300           300             3             3
  Borrowings under repurchase agreements                      504           502           397           397
  Other liabilities                                           267           263           188           182


Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics, including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Other Investments
Other investments primarily consist of syndicated loans and an investment in Federal Home Loan Bank of Des Moines ("FHLB"). The fair value of syndicated loans is obtained from a third-party pricing service. The carrying value of the investment in FHLB is considered a reasonable estimate of the fair value, as this represents the stated exit price for this investment.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and does not transfer to third-party market participants; therefore, the carrying amount is a reasonable estimate of fair value.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Line of Credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for the Company's nonperformance risk specific to this liability.

Borrowings under Repurchase Agreements
The fair value of borrowings under agreements to repurchase is obtained from a third-party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk.

Other Liabilities
Other liabilities consisted of future funding commitments to affordable housing partnerships. The fair value of the future funding commitments is determined by discounting cash flows.

14. RELATED PARTY TRANSACTIONS

Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2011, 2010 and 2009, the Company received $222 million, $136 million and $87 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $530 million, $527 million and $580 million for 2011, 2010 and 2009, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid and received by RiverSource Life Insurance Company were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                        $750          $500           $--
Non-cash dividends paid to Ameriprise Financial                     850            --            --
Cash dividends received from RiverSource Life of NY                  79            28            --
Cash dividends received from RTA                                     53            63            22
Cash dividends received from RiverSource REO 1, LLC                   3            --            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During 2011, RiverSource Life Insurance Company made cash contributions to RTA of $111 million for ongoing funding commitments related to affordable housing partnership investments.

During 2010, the Company received a non-cash capital contribution of $14 million comprised of affordable housing partnership investments from Ameriprise Financial.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 11 for more information on the Company's lines of credit.

Beginning in 2010, the Company's taxable income was included in the consolidated federal income tax return of Ameriprise Financial. Amounts due from Ameriprise Financial for federal income taxes were $86 million and $31 million at December 31, 2011 and 2010, respectively.

During 2009, the Company sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

15. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $(296) million and $810 million as of December 31, 2011 and 2010, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $ (475)       $1,200        $1,793
Statutory net income (loss)(1)                                      (599)        1,112         1,887
Statutory capital and surplus                                      2,681         3,735         3,371


(1) Statutory net gain (loss) from operations and statutory net income (loss) are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

16. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company currently uses derivatives as economic hedges and accounting hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2011           2010         LOCATION         2011           2010
-----------------------------------------------------------------------------------------------------------------
                                                (IN MILLIONS)                                (IN MILLIONS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets      $1,801          $366       liabilities       $1,198         $  379
                                                                       Other
  Equity contracts        Other assets       1,314           354       liabilities        1,031            665
                                                                       Other
  Credit contracts        Other assets           1             4       liabilities           --              1
  Foreign currency                                                     Other
  contracts               Other assets           7            --       liabilities           10             --
                                                                       Future
  Embedded                Not                                          policy
  derivatives(1)          applicable            --            --       benefits           1,585            421
                                         ---------------------------                  ---------------------------
    Total GMWB and GMAB                      3,123           724                          3,824          1,466
                                         ---------------------------                  ---------------------------
OTHER DERIVATIVES:
EQUITY
                                                                       Other
  EIA                     Other assets          --             1       liabilities           --             --
                                                                       Future
  EIA embedded            Not                                          policy
  derivatives             applicable            --            --       benefits               2              3
                                                                       Other
  IUL                     Other assets           1            --       liabilities           --             --
                                                                       Future
  IUL embedded            Not                                          policy
  derivatives             applicable            --            --       benefits               3             --
                                         ---------------------------                  ---------------------------
    Total other                                  1             1                              5              3
                                         ---------------------------                  ---------------------------
Total derivatives                           $3,124          $725                         $3,829         $1,469
                                         ===========================                  ===========================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 13 for additional information regarding the Company's fair value measurement of derivative instruments.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the years ended December 31:

                                LOCATION OF
                                GAIN (LOSS)
                                    ON                         AMOUNT OF GAIN (LOSS) ON
                                DERIVATIVES                DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED      RECOGNIZED        --------------------------------------------------
AS HEDGING INSTRUMENTS           IN INCOME            2011               2010               2009
----------------------------------------------------------------------------------------------------
                                                                     (IN MILLIONS)
GMWB AND GMAB
                               Benefits,
                               claims,
                               losses and
                               settlement
  Interest rate contracts      expenses              $   709             $  95             $  (435)
                               Benefits,
                               claims,
                               losses and
                               settlement
  Equity contracts             expenses                  326              (370)             (1,245)
                               Benefits,
                               claims,
                               losses and
                               settlement
  Credit contracts             expenses                  (12)              (44)                (65)
                               Benefits,
                               claims,
                               losses and
                               settlement
  Foreign currency contracts   expenses                   (2)               --                  --
                               Benefits,
                               claims,
                               losses and
                               settlement
  Embedded derivatives(1)      expenses               (1,165)             (121)              1,533
----------------------------------------------------------------------------------------------------
    Total GMWB and GMAB                                 (144)             (440)               (212)
----------------------------------------------------------------------------------------------------

OTHER DERIVATIVES:
EQUITY
                               Benefits,
                               claims,
                               losses and
                               settlement
  GMDB                         expenses                   --                (4)                (10)
                               Interest
                               credited to
                               fixed
  EIA                          accounts                   (1)                2                   4
                               Interest
                               credited to
                               fixed
  EIA embedded derivatives     accounts                    1                 7                   7
                               Interest
                               credited to
                               fixed
  IUL                          accounts                    1                --                  --
                               Interest
                               credited to
                               fixed
  IUL embedded derivatives     accounts                   (3)               --                  --
----------------------------------------------------------------------------------------------------
    Total other                                           (2)                5                   1
----------------------------------------------------------------------------------------------------
Total derivatives                                    $  (146)            $(435)            $  (211)
====================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate and credit risk related to various products and transactions of the Company.

The majority of the Company's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options, interest rate swaptions, interest rate swaps, variance swaps and credit default swaps. At December 31, 2011 and 2010, the gross notional amount of derivative contracts for the Company's GMWB and GMAB provisions was $104.7 billion and $55.5 billion, respectively. The Company had previously entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written in 2009. As of both December 31, 2011 and 2010, the Company did not have any outstanding hedges on its GMDB provisions. The deferred premium associated with some of the above options is paid or received semi-annually over the life of the option contract.

The following is a summary of the payments the Company is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2012                                                                       $372           $41
2013                                                                        349            26
2014                                                                        324            24
2015                                                                        296            22
2016                                                                        265            15
2017-2026                                                                   925            34


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EIA and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA and IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts. The gross notional amount of EIA derivative contracts was $25 million and $89 million at December 31, 2011 and 2010, respectively. The gross notional amount of IUL derivative contracts was $12 million at December 31, 2011.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the EIA and IUL product obligations are also considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
The Company has amounts classified in accumulated other comprehensive income related to gains and losses associated with the effective portion of previously designated cash flow hedges. The Company reclassifies these amounts into income as the forecasted transactions impact earnings. During the years ended December 31, 2011 and 2010, the Company held no derivatives that were designated as cash flow hedges.

At December 31, 2011, the Company expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2011 and 2010, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2011, 2010 and 2009, amounts recognized in earnings on derivative transactions that were ineffective were not material.

The following is a summary of unrealized derivative losses included in accumulated other comprehensive income related to cash flow hedges:

(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net unrealized derivative losses at January 1                      $(30)         $(34)         $(38)
Reclassification of realized losses(1)                                6             6             6
Income tax benefit                                                   (2)           (2)           (2)
-------------------------------------------------------------------------------------------------------
Net unrealized derivative losses at December 31                    $(26)         $(30)         $(34)
=======================================================================================================



(1) Loss reclassified from accumulated other comprehensive income to net investment income on the Consolidated Statements of Income.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is seven years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2011 and 2010, the Company held $635 million and $25 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2011 and 2010, the Company had accepted additional collateral consisting of various securities with a fair value of $186 million and $23 million, respectively, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $61 million and $25 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of the Company's parent, Ameriprise Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2011 and 2010, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $106 million and $412 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2011 and 2010 was $98 million and $406 million, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2011 and 2010 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $8 million and $6 million, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

17. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $137          $(167)        $325
  State                                                               3              3            1
-------------------------------------------------------------------------------------------------------
    Total current income tax                                        140           (164)         326
Deferred income tax:
  Federal                                                            29            417          (80)
  State                                                              (1)            (1)          (1)
-------------------------------------------------------------------------------------------------------
    Total deferred income tax                                        28            416          (81)
-------------------------------------------------------------------------------------------------------
Total income tax provision                                         $168          $ 252         $245
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2011          2010          2009
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%        35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (13.5)        (6.6)         (7.2)
  State taxes, net of federal benefit                                0.1          0.1            --
  Low income housing credit                                         (1.6)        (1.4)         (2.0)
  Foreign tax credit, net of addback                                (1.6)        (1.1)         (1.0)
  Taxes applicable to prior years                                     --         (1.9)          0.1
  Other, net                                                        (0.6)          --            --
-------------------------------------------------------------------------------------------------------
Income tax provision                                                17.8%        24.1%         24.9%
=======================================================================================================



The Company's effective tax rate was 17.8%, 24.1% and 24.9% for the years ended December 31, 2011, 2010 and 2009, respectively. The decrease in the effective tax rate compared to the prior year primarily reflects a favorable audit settlement related to the dividends received deduction as well as lower pretax income relative to tax advantaged items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2011          2010
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,589        $1,306
  Investment related                                                          --           159
  Capital loss and tax credit carryforwards                                   30            31
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,619         1,496
-------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
  DAC                                                                      1,379         1,429
  Net unrealized gains on Available-for-Sale securities                      441           364
  Investment related                                                         190            --
  DSIC                                                                       180           191
  Other                                                                       49            26
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      2,239         2,010
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                       $ (620)       $ (514)
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes as well as future deductible capital

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences, (iii) taxable income in prior carryback years, and (iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will not allow the Company to realize all of certain state NOLs and therefore a valuation allowance of $4 million was established as of December 31, 2011.

The Company has tax benefits related to capital loss carryforwards of $30 million which expire beginning December 31, 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $ 83          $ (77)        $(89)
Additions (reductions) based on tax positions related to the
current year                                                         (1)            --            1
Additions for tax positions of prior years                           79            322           18
Reductions for tax positions of prior years                          (7)          (196)          (7)
Settlements                                                         (20)            34           --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $134          $  83         $(77)
=======================================================================================================



If recognized, approximately $12 million, $39 million and $49 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2011, 2010 and 2009, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $57 million and reductions of $8 million and $1 million in interest and penalties for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, the Company had a payable of $33 million and a receivable of $24 million, respectively, related to accrued interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $133 million in the next 12 months.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service ("IRS") had completed its field examination of the 1997 through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain issues under appeal. The IRS is currently auditing the Company's income tax returns for 2008 and 2009. The Company or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1999 through 2009. The Company's federal and state income tax returns remain open for years after 2009.

It is possible there will be corporate tax reform in the next few years. While impossible to predict, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company's income tax expense and deferred tax balances.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains                                     $75          $157          $587
Net unrealized derivative losses                                     (2)           (2)           (2)
-------------------------------------------------------------------------------------------------------
Net income tax provision                                            $73          $155          $585
=======================================================================================================



18. COMMITMENTS AND CONTINGENCIES

At December 31, 2011 and 2010, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 6 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2011, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to regulatory audits, market conduct examinations and other inquires (including inquiries from the States of Minnesota and New York). The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The financial crisis of 2008 and 2009 and subsequent uncertainty and volatility in the U.S. economy and financial markets have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6323 M (4/12)

PART C

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part B of this Registration Statement:

         RiverSource Account F

         Reports of Independent Registered Public Accounting Firms dated April 20, 2012 and April 22, 2011.
         Statements of Assets and Liabilities as of Dec. 31, 2011.
         Statements of Operations for the year ended Dec. 31, 2011.
         Statements of Changes in Net Assets for the years ended Dec. 31, 2011 and 2010.
         Notes to Financial Statements

         The audited financial statements of RiverSource Life Insurance
         Company:

         Reports of Independent Registered Public Accounting Firms dated February 24,2012 and February 23,2011.
         Consolidated Balance Sheets as of Dec. 31, 2011 and 2010. Consolidated Statements of Income for the years ended Dec. 31, 2011, 2010, and 2009.
         Consolidated Statements of Cash Flows for the years ended Dec. 31, 2011, 2010, and 2009.
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2011.
         Notes to Consolidated Financial Statements

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as
         Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

1.5 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective

         Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

 1.6 Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company (now known as RiverSource Life Insurance Company) renaming IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ to the new name RiverSource Account F, filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 27 to Registration Statement No. 33-4173, is incorporated herein by reference.

2.       Not Applicable.

3.       Form of Principle Underwriter Agreement for RiverSource Life
         Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

4.2 Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.

5. Copy of Variable Group Deferred Annuity Contract Application (form 34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1 Copy of Certificate of Incorporation of IDS Life, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.       Not Applicable.

8. Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
         Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10. Consents of Independent Registered Public Accounting Firms is filed electronically herewith.

11.      None.

12.      Not Applicable.

13. Power of Attorney for RiverSource Life Insurance Company dated March 20,2012 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No.66 to Registration Statement No. 333-79311 filed on or about April 20, 2012, is incorporated by reference.

Item 25.  Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                                                Position and Offices
Name                  Principal Business Address*                                 With Depositor
-------------------  -----------------------------  --------------------------------------------------------------------
John R. Woerner                                     Chairman of the Board and President

Gumer C. Alvero                                     Director and Executive Vice President - Annuities

Richard N. Bush                                     Senior Vice President - Corporate Tax

Bimal Gandhi                                        Senior Vice President - Strategic Transformation

Steve M. Gathje                                     Director, Senior Vice President And Chief Actuary

James L. Hamalainen                                 Senior Vice President - Investments

Brian J. McGrane                                    Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore                                     Secretary

Bridget M. Sperl                                    Director and Executive Vice President - Client Service

Jon Stenberg                                        Director and Executive Vice President - Life & Disability Insurance

William F. Truscott                                 Director

* The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


Item 26. Persons Controlled by or Under Common Control of the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.             02/13/2012

Parent Company                                                      Incorp State
--------------                                                      ------------
Ameriprise Financial, Inc.                                          DE

Subsidiary Name                                                     Incorp State
---------------                                                     ------------
Ameriprise Advisor Capital, LLC                                     DE
Ameriprise Bank, FSB                                                NY
Ameriprise Capital Trust I                                          DE
Ameriprise Capital Trust II                                         DE
Ameriprise Capital Trust III                                        DE
Ameriprise Capital Trust IV                                         DE
Ameriprise Captive Insurance Company                                VT
Ameriprise Certificate Company                                      DE
      Investors Syndicate Development Corporation                   NV
Ameriprise Holdings, Inc.                                           DE
Ameriprise India Private Limited                                    India
      Ameriprise India Insurance Brokers Services Private Limited*  India
Ameriprise Trust Company                                            MN
AMPF Holding Corporation                                            MI
      American Enterprise Investment Services Inc.**                MN
      Ameriprise Financial Services, Inc.**                         DE
      AMPF Property Corporation                                     MI
      AMPF Realty Corporation                                       MI
Columbia Management Investment Advisers, LLC                        MN
      Advisory Capital Strategies Group Inc.                        MN
      Columbia Wanger Asset Management, LLC                         DE
      GA Legacy, LLC                                                DE
      J.& W. Seligman & Co. Incorporated                            DE
            Columbia Management Investment Distributors, Inc.**     NY
            Columbia Research Partners LLC                          DE
            Seligman Focus Partners LLC                             DE
            Seligman Global Technology Partners LLC                 DE
            Seligman Health Partners LLC                            DE
            Seligman Health Plus Partners LLC                       DE
            Seligman Partners LLC                                   DE
      RiverSource CDO Seed Investment, LLC                          MN
      WAM Acquisition GP, Inc.                                      DE
Columbia Management Investment Services Corp.                       MN
IDS Management Corporation                                          MN
      IDS Futures Corporation                                       MN
IDS Property Casualty Insurance Company                             WI
      Ameriprise Auto & Home Insurance Agency, Inc.                 WI
      Ameriprise Insurance Company                                  WI
RiverSource Distributors, Inc.**                                    DE
RiverSource Life Insurance Company                                  MN
      RiverSource Life Insurance Co. of New York                    NY
            RiverSource NY REO, LLC                                 NY
      RiverSource REO 1, LLC                                        MN
      RiverSource Tax Advantaged Investments, Inc.                  DE
            AEXP Affordable Housing Porfolio LLC                    DE
Threadneedle Asset Management Holdings Sarl                         Luxembourg
      (See separate Threadneedle subsidiary list.)

* This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chadrasekhar (74%) as required by India law.

**    Registered Broker-Dealer

Item 27.  Number of Contract owners

As of March 31, 2012, there were 7 qualified contracts of RiverSource Group Variable Annuity Contract in RiverSource Account F.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

PRINCIPAL UNDERWRITERS.

RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal    Positions and Offices
Business Address*     with Underwriter
-------------------   ----------------------------------
Lynn Abbott           President

Gumer C. Alvero       Director and Vice President

Thomas R. Moore       Secretary

Jon Stenberg          Director

David K. Stewart      Chief Financial Officer

William F. Truscott   Chairman of the Board and
                      Chief Executive officer

John R. Woerner       Vice President

*     Business address is: 50611 Ameriprise Financial Center, Minneapolis,
      MN 55474


Item 29.  (c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF           NET UNDERWRITING
 PRINCIPAL         DISCOUNTS AND         COMPENSATION ON      BROKERAGE
 UNDERWRITER       COMMISSIONS            REDEMPTION          COMMISSIONS     COMPENSATION
--------------------------------------------------------------------------------------------
 RiverSource        $411,317,776             None               None            None
 Distributors,
 Inc.

Item 30. Location of Accounts and Records

         RiverSource Life Insurance Company
         70100 Ameriprise Financial Center
         Minneapolis, MN  55474

Item 31. Management Services

         Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 20th day of April, 2012.

                                            RiverSource Account F
                                            -------------------------------
                                              (Registrant)

                                         By RiverSource Life Insurance Company
                                            -------------------------------
                                                      (Depositor)

                                         By /s/ John R. Woerner*
                                            -------------------------
                                            John R. Woerner
                                            Chairman of the Board and
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 20th day of April, 2012.

/s/ John R. Woerner*
-------------------------------------          Chairman of the Board and
John R. Woerner                                President

/s/ Gumer C. Alvero*                           Director and Executive Vice
-------------------------------------          President - Annuities
Gumer C. Alvero

/s/ Richard N. Bush*                           Senior Vice President -
-------------------------------------          Corporate Tax
Richard N. Bush

/s/ Bimal Gandhi*
-------------------------------------          Senior Vice President-
Bimal Gandhi                                   Strategic Transformation

/s/ Steve M. Gathje*                           Director, Senior Vice President
-------------------------------------          and Chief Actuary
Steve M. Gathje

/s/ James L. Hamalainen*                       Senior Vice President -
-------------------------------------          Investments
James L. Hamalainen

/s/ Brian J. McGrane*                          Director, Executive Vice
-------------------------------------          President and Chief
Brian J. McGrane                               Financial Officer

/s/ Bridget M. Sperl*                          Director and Executive Vice
-------------------------------------          President - Client Services
Bridget M. Sperl

/s/ Jon Stenberg*                              Director and Executive Vice
-------------------------------------          President Life and Disability
Jon Stenberg                                   Insurance

/s/ William F. Truscott*                      Director
---------------------------
William F. Truscott

* Signed pursuant to Power of Attorney dated March 20,2012 filed electronically as Exhibit 13 to Post-Effective Amendment No. 66 to Registration Statement No. 333-79311, by:

/s/ Dixie Carroll
----------------------
Dixie Carroll
Assistant General Counsel

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 23

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

         The prospectus for RiverSource Group Variable Annuity Contract.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         The signatures.

                                 EXHIBIT INDEX


9. Opinion of counsel and consent to its use as to the legality of the securities registered.

10.      Consents of Independent Registered Public Accounting Firms.